                                                                    EXHIBIT 99.1


[NATIONAL CITY LOGO]                                   National City Corporation
                                                       National City Center
                                                       Post Office Box 5756
                                                       Cleveland, OH  44101-0756
                                                       216-222-2000


                                                       NEWS RELEASE


FOR MORE INFORMATION CONTACT:

    Thomas A. Richlovsky                      Derek Green
    Senior Vice President & Treasurer         Vice President, Investor Relations
    (216) 222-8063                            (216) 222-9849

    www.nationalcity.com                      FOR IMMEDIATE RELEASE



                     NATIONAL CITY POSTS RECORD REVENUE AND
                           EARNINGS PER SHARE FOR 2001

-     REVENUE UP 12%, TO $6.2 BILLION

-     NET INCOME OF $1.4 BILLION, UP 7%

-     EARNINGS PER SHARE OF $2.27, HIGHEST EVER

- MEASURABLE GROWTH IN DEPOSITS, LOANS, AND NET INTEREST INCOME WITH STRONG MARGIN IMPROVEMENT

-     SOLID FEE INCOME DRIVEN BY PROCESSING, MORTGAGE, AND BANKING BUSINESSES

-     EFFICIENCY RATIO OF 55.7% FOR 2001, A 305 BASIS POINT IMPROVEMENT OVER
      2000

- TARGETED INVESTMENTS IN HUMAN CAPITAL, CUTTING-EDGE TECHNOLOGY, BETTER PRODUCTS, AND SERVICE QUALITY POSITION NATIONAL CITY TO DELIVER ON ITS CUSTOMER BRAND PROMISE

- PRUDENT ACTIONS TAKEN TO ADDRESS CREDIT ISSUES RESULTING FROM THE CURRENT RECESSIONARY ENVIRONMENT

-     STRONG FOURTH QUARTER, HIGHLIGHTED BY RECORD NET INTEREST INCOME

         CLEVELAND, January 22, 2002 -- National City Corporation (NYSE: NCC) today reported 2001 net income of $1.4 billion, or $2.27 per diluted share. Returns on average common equity and assets were 19.9% and 1.49%, respectively. For the fourth quarter of 2001,


                                     (more)
net income was $346.6 million, or $.57 per diluted share, and returns on average common equity and assets were 18.8% and 1.40%, respectively.

CHAIRMAN'S REMARKS

         Chairman and CEO David A. Daberko commented, "We are pleased to conclude the year with another solid financial performance. Despite a very challenging economic environment and other unforeseen events, National City posted record revenue and earnings per share for 2001. We've taken a number of important steps to secure the future of National City. Very significant among these were growth strategies implemented in each of our businesses and balance sheet restructuring efforts to improve our net interest margin. We continue to make targeted investments in human capital, cutting-edge technology, better products, and service quality to ensure National City will deliver on its customer brand promise."

         Daberko further added, "The record-breaking performance of our mortgage banking business this year provided us with the financial capacity to deal with the increase in credit problems resulting from weaker economic conditions while still producing record results. The increase in problem loans and the resulting increase in our provision principally reflected the deterioration of leveraged commercial loans along with certain sub-segments of our nonconforming residential loan portfolio. While we experienced an increase in problem loans and losses as a direct result of difficult economic conditions, we believe National City's credit quality remains solid and will continue to compare favorably with the rest of the banking industry. Over the course of 2001, we took appropriate actions to manage problem loans. During the second quarter, we identified a portfolio of loans at our Altegra subsidiary for accelerated workout and disposition. In the third and fourth quarters, we actively targeted the


                                     (more)
identification and disposition of troubled leveraged commercial credits and consumer loans. We remain vigilant in identifying, monitoring, and dealing with problem loans."

         During the fourth quarter, the Corporation sold $141.2 million of the Altegra loans previously designated for accelerated disposition. Economic deterioration, excess supply, and illiquid markets, among other factors, drove a lower realization on this sale than initially estimated. The Corporation provided an additional $68.6 million for loan losses on the Altegra portfolio during the fourth quarter, of which $13.1 million when combined with the previously provided allowance of $30.2 million was sufficient to absorb the losses incurred on the fourth quarter sale. The remaining $55.5 million of additional fourth quarter provision addressed increased credit risk in the overall Altegra portfolio in light of the impact tougher economic times has had on loan customers, particularly those associated with the discontinued lending units.

         Daberko concluded, "The investments we've made this year position the Corporation to achieve sustained long-term revenue and earnings growth. At this time, we are comfortable with the recent First Call consensus of analyst estimates for 2002 earnings of $2.50 per diluted share, including the expected $.09 per share positive impact of adopting the nonamortization provisions of the new goodwill and intangible assets accounting standard. We do not expect to record an impairment charge on adoption of that standard. The major variables with respect to our near-term financial performance are credit quality and general business conditions, including the length and severity of the economic recession. Regardless of the operating environment, however, we are committed to building shareholder value through strengthening our customer relationships and delivering on the National City brand promise."


                                     (more)

NET INTEREST INCOME AND MARGIN REACH NEW HIGHS

         Tax-equivalent net interest income of $952.7 million for the fourth quarter was up 5.2% over the third quarter and 26.0% over the prior year's fourth quarter. The growth in net interest income reflected strong loan volumes, including mortgage loans held for sale, and successful deposit-gathering efforts. Net interest income was also bolstered by an increase in the net interest margin to 4.25%, up from 4.20% in the third quarter of this year and 3.90% last year, continuing a positive trend. Tax-equivalent net interest income was $3.5 billion for the full-year 2001, up 16.0% over the full-year 2000. A better asset and funding mix, wider spreads across the loan portfolio, and lower funding costs all contributed to margin strength in 2001.

MEASURABLE DEPOSIT AND LOAN GROWTH

         Deposit growth was the strongest in years and reflected better staffing and service, improved products, and more aggressive promotion. In addition, retail deposit migration initiatives were particularly successful in encouraging customers to upgrade to deposit products most suitable to their needs, promoting longer-term customer satisfaction and retention.

         Average fourth quarter loans of $68.7 billion were up 6.9% over the prior year, adjusted for sales and securitizations. Although overall loan demand slowed during the year, the Corporation produced strong loan growth in both the corporate and consumer businesses. Commercial loan growth in 2001 was aided by market share gains in the Chicago, Philadelphia, and Detroit markets combined with the success of new product offerings. Lower interest rates and a strong housing market drove unprecedented demand for home mortgage financing. Real estate mortgage loan production continued at a brisk pace in the fourth quarter with 2001 production levels more than double those achieved in 2000. Average mortgage loans held for sale were $11.4 billion in the fourth quarter of 2001, up from $8.8 billion last quarter and


                                     (more)

$2.9 billion in the fourth quarter a year ago. Conforming residential mortgage loan originations were $20.3 billion for the 2001 fourth quarter, compared to $12.9 billion last quarter and $5.8 billion in the fourth quarter of 2000. For the full-year 2001, conforming residential mortgage loan originations were $56.0 billion, versus $20.7 billion in 2000. Nonconforming mortgage loans generated by the First Franklin subsidiary reached $1.8 billion in the 2001 fourth quarter, compared to $1.9 billion last quarter and $1.0 billion in the fourth quarter a year ago. For the full-year 2001, mortgage loans generated by First Franklin were $6.3 billion, compared to $4.5 billion in 2000.

SOLID FEE INCOME DRIVEN BY PROCESSING, MORTGAGE, AND BANKING BUSINESSES

         Fees and other income for the fourth quarter of 2001 were $655.3 million, up from $597.2 million in the 2001 third quarter and $604.8 million in the fourth quarter of 2000.

         On a sequential-quarter basis, increased customer debit and credit card usage, higher cash management fees, fewer waived fees, and other volume-driven increases boosted fee revenue in the banking businesses. Item processing revenue reflected seasonal fourth-quarter growth propelled by holiday transaction volumes combined with new customer acquisition. Higher servicing fees on National City's residential loan servicing portfolio ($83.5 billion, up 46% from a year ago) combined with the strength of new mortgage loan production delivered growth in mortgage banking revenue, partly offset by accelerated amortization and impairment of servicing assets resulting from higher prepayment rates. The record level of originations in 2001 expanded the Corporation's warehouse of mortgage loans held for sale to over $15.5 billion at the end of 2001. As these loans are sold into the secondary market, additional production revenue will be realized. Revenue resulting from the risk management activities associated with protecting the value of the Corporation's mortgage servicing assets also contributed to the linked-quarter


                                     (more)
increase in fee income. Other noninterest income included venture capital losses of $3.8 million in the 2001 fourth quarter and $5.8 million in the third quarter, versus venture capital gains of $26.7 million recognized in 2000's fourth quarter. Fees and other income for the fourth quarter of 2001 included $20.0 million of gains recognized on stock received from insurance company demutualizations, versus $1.4 million in the 2000 fourth quarter.

         For 2001 as a whole, National City's processing, mortgage, and banking businesses each contributed to solid core growth in fees and other income. Significantly affecting the comparison of fees and other income between years was an $88.8 million gain in 2001 on the sale of the Corporation's preferred share interest in National Asset Management Corporation, a Kentucky-based investment advisor. In comparison, fees and other income in 2000 included a $74.2 million gain on the sale of $2.0 billion of student loans. Other noninterest income for 2001 included net venture capital losses of $1.9 million, versus $37.1 million of venture capital gains recognized last year. Gains of $20.0 million were realized on stock received from insurance company demutualizations in 2001, versus $6.5 million in 2000.

         Although the lower interest rate environment propelled record-breaking mortgage production in 2001, the higher level of refinancing also increased prepayment rates and lowered the estimated value of existing mortgage servicing assets, resulting in decreased mortgage banking net revenue in 2001. In the fourth quarter, mortgage-banking revenue included a $36.0 million impairment charge, more than offset by $60.4 million of net derivative gains associated with mortgage servicing hedging activities under the accounting rules described below. On a full-year basis, a $291.8 million decline in the estimated value of mortgage servicing assets was recorded as an impairment charge in mortgage banking revenue. This


                                     (more)
charge was more than offset by $328.4 million of net gains recognized on the derivatives used to hedge the decline in the estimated value of mortgage servicing assets.

         New accounting rules adopted in 2001 caused and may continue to cause significant but generally counterbalancing entries related to mortgage servicing hedging and valuation. The Corporation hedges the economic risk associated with changes in the fair value of mortgage servicing assets using both derivative instruments and on-balance-sheet securities. The primary hedging strategies use derivative financial instruments, which beginning January 1, 2001, are carried at fair value on the balance sheet. Changes in the fair value of these derivatives are recorded in the income statement, and if the transactions meet certain criteria, then the derivative fair value changes are recorded as direct offsets to the related changes in the estimated value of the mortgage servicing rights.

BANK STOCK FUND INVESTMENTS

         The Corporation continued to realize gains from its bank stock investments through much of 2001. The bank stock fund is managed opportunistically, with the degree of market strength and industry consolidation affecting the comparability of achieved results between periods. There were no gains realized during the 2001 fourth quarter. In the third quarter, bank stock gains were $21.1 million, and in the fourth quarter a year ago, $50.3 million, all included in securities gains. For the full-year 2001, bank stock gains were $123.4 million, compared to $112.8 million for 2000. Net unrealized gains in the bank stock fund portfolio were $44.9 million at December 31, 2001.


                                     (more)

DISCIPLINED COST CONTROL BALANCED WITH PRODUCTIVITY INITIATIVES AND TARGETED INVESTMENTS

         Noninterest expense was $884.3 million for the fourth quarter, compared to $815.5 million for the third quarter, and $854.4 million for the fourth quarter of 2000. Contributing most significantly to the linked-quarter increase were higher card processing, personnel, equipment, third party, and operational expenses, partially offset by an adjustment to marketing accruals to reflect lower than expected expenditures.

         Noninterest expense in the fourth quarter of 2001 also included a $13.4 million charge to reflect declines in estimated automobile lease residual values, versus a $2.4 million charge in the third quarter and $26.0 million in the fourth quarter a year ago. The Corporation ceased origination of new automobile leases in December 2000.

         For 2001 as a whole, noninterest expense was $3.3 billion, up 5.1% from $3.2 billion in 2000. Higher volume-driven card processing and personnel expenses, including commissions, along with costs associated with increased training, expanded product offerings, enhanced service quality, and targeted technology investment led to the year-over-year increase in noninterest expense. The Corporation continues to pursue process improvement initiatives across all businesses. These efforts are designed to improve productivity and take advantage of current technology to deliver a broader array of products and higher levels of satisfaction to our customers. The efficiency ratio, which expresses noninterest expense as a percentage of tax-equivalent net interest income and total fees and other income, reflects these efforts and was 55.7% for 2001, down from 58.8% in 2000. Also included in noninterest expense for the full-year 2001 were write-downs to automobile lease residual values of $67.4 million, versus $41.0 million for 2000.


                                     (more)

CREDIT QUALITY

         The increased provision for loan losses in 2001 reflected an increase in net charge-offs and associated declines in asset quality. Net charge-offs and nonperforming assets increased over prior periods due mainly to continued deterioration in leveraged commercial credits and certain nonconforming residential mortgage loans generated by the former wholesale and retail origination units of the Corporation's consumer finance subsidiary Altegra Credit Company. National City closed the wholesale and retail loan origination units of Altegra in December 2000. As part of the decision to exit this activity, the Corporation assumed a more aggressive stance on the management of this portfolio, which has contributed in 2001 to the increase in net charge-offs, nonperforming assets, and delinquencies. To focus Altegra's resources on its growing servicing business, the Corporation decided in the second quarter to accelerate the disposition of a portfolio of nonperforming and delinquent loans. At that time, the allowance for loan losses provided for this segregated portfolio was increased by $55.0 million through a second quarter charge to the provision for loan losses. As the Corporation exited, charged off, and otherwise resolved the problem credits, this associated allowance was used to absorb the losses. An additional $13.1 million provision was recorded in the fourth quarter in conjunction with the sale of $141.2 million of loans from this portfolio. In addition, a further provision of $55.5 million was recorded in the fourth quarter to reflect estimated inherent losses in the overall Altegra portfolio in light of continuing economic weakness and its effect on this portfolio.

         Net charge-offs in the fourth quarter of 2001 were .85% of average loans, compared to .81% last quarter and .50% in the fourth quarter a year ago. Net charge-offs included $7.4 million of credit losses on the aforementioned segregated Altegra loan portfolio. At December 31, 2001, the allowance for loan losses was $997.3 million, or 1.47% of loans,


                                     (more)
compared to $1.0 billion, or 1.46% of loans at September 30, 2001, and $928.6 million, or 1.42% of loans a year earlier. During the fourth quarter, the allowance for loan losses was reduced by $29.2 million, representing the portion of the allowance attributable to $425.0 million of credit card receivables and $472.9 million of automobile loans transferred to a held for sale classification with the expectation these assets will be sold through securitization in 2002. At December 31, 2001, nonperforming assets were $658.3 million, compared to $648.9 million at September 30, 2001 and $402.3 million at December 31, 2000. As a percentage of loans and other real estate, nonperforming assets were .97% at December 31, 2001, compared to .94% at September 30, 2001 and .61% a year ago.

         At December 31, 2001, total assets reached $105.8 billion and total stockholders' equity was $7.4 billion. Deposits increased to $63.1 billion at December 31, 2001, up 14.2% from a year ago. As of December 31, 2001, equity as a percentage of assets was 6.98% and tangible common equity as a percentage of tangible assets was 5.94%. Total assets at year-end 2001 included $15.6 billion of residential mortgage loans held for sale in the secondary market. Excluding these loans, which will be sold in 2002, equity as a percentage of assets was 8.18% and tangible common equity as a percentage of tangible assets was 6.97%.

         Mr. Daberko's remarks contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, and the Corporation's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         Mr. Daberko, along with Jeffrey D. Kelly, chief financial officer, and Robert J. Ondercik, chief credit officer, will host a conference call today at 11:00 a.m. Eastern Time to discuss the


                                     (more)
fourth quarter results and National City's outlook for 2002. Individual investors and the media are invited to participate in a listen-only mode by calling (888) 428-4474 beginning at 10:45 a.m. Eastern Time. Supplemental materials are accessible through National City's website, www.nationalcity.com. A replay of the conference call will also be available through Friday, January 25, 2002, by calling (800) 475-6701 using the confirmation code 564204.

         National City Corporation is a $106 billion financial holding company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky, and Illinois. National City subsidiaries provide financial services that meet a wide range of customer needs, including commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and item processing.


                                     (more)

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                              FINANCIAL HIGHLIGHTS
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                                                     TWELVE MONTHS ENDED
                                                    2001                    2000                         DECEMBER 31,
                                  --------------------------------------   -------     4Q01/    ------------------------------
                                   FOURTH     THIRD    SECOND     FIRST    FOURTH      4Q00
                                   QUARTER   QUARTER   QUARTER   QUARTER   QUARTER   % CHANGE     2001       2000     % CHANGE
                                  --------   -------   -------   -------   -------   --------   --------   --------   --------
EARNINGS:
TAX-EQUIVALENT NET INTEREST
  INCOME                          $  952.7   $ 905.3   $ 835.0   $ 779.2   $ 756.2      26.0 %  $3,472.2   $2,992.1      16.0 %
PROVISION FOR LOAN LOSSES            209.0     160.0     152.9      83.4      81.4     156.7       605.3      286.8     111.1
FEES AND OTHER INCOME                655.3     597.2     682.0     598.5     604.8       8.3     2,533.0    2,427.4       4.4
SECURITIES GAINS, NET                 18.5      21.2      17.0      88.1      50.7     (63.4)      144.8       56.9     154.7
NONINTEREST EXPENSE                  884.3     815.5     840.1     805.0     854.4       3.5     3,344.9    3,183.9       5.1
INCOME TAX EXPENSE AND TAX-
  EQUIVALENT ADJUSTMENT              186.6     191.6     191.5     242.0     167.9      11.2       811.7      703.3      15.4
NET INCOME                        $  346.6   $ 356.6   $ 349.5   $ 335.4   $ 308.0      12.5    $1,388.1   $1,302.4       6.6


PER COMMON SHARE:
  NET INCOME
      BASIC                       $    .57   $   .59   $   .58   $   .56   $   .50      14.0 %  $   2.30   $   2.14       7.5 %
      DILUTED                          .57       .58       .57       .55       .50      14.0        2.27       2.13       6.6
      DILUTED - CASH BASIS (a)         .59       .62       .60       .58       .53      11.3        2.39       2.25       6.2
  DIVIDENDS PAID                      .295      .295      .285      .285      .285       3.5        1.16       1.14       1.8
  BOOK VALUE                         12.15     11.87     11.52     11.19     11.06       9.9
  MARKET VALUE (CLOSE)               29.24     29.95     30.78     26.75     28.75       1.7
  AVERAGE SHARES
      BASIC                         606.94    605.01    601.53    600.89    608.52      (0.3)     603.61     607.38       (.6)
      DILUTED                       612.98    613.83    610.78    610.10    615.47      (0.4)     611.94     612.63       (.1)


PERFORMANCE RATIOS:
RETURN ON AVERAGE
  COMMON EQUITY                      18.76 %   19.95 %   20.47 %   20.52 %   18.75 %               19.89 %    21.29 %
RETURN ON AVERAGE ASSETS              1.40      1.50      1.52      1.55      1.44                  1.49       1.52
NET INTEREST MARGIN                   4.25      4.20      3.98      3.92      3.90                  4.09       3.85
EFFICIENCY RATIO                     55.00     54.27     55.38     58.43     62.78                 55.70      58.75


AT PERIOD END:
ASSETS                            $105,817   $96,180   $94,440   $90,818   $88,535      19.5 %
LOANS                               68,041    69,279    68,004    66,673    65,604       3.7
SECURITIES (AT FAIR VALUE)           9,859     8,539     8,758     9,468     9,904      (0.5)
DEPOSITS                            63,130    60,130    58,018    55,854    55,256      14.2
STOCKHOLDERS' EQUITY                 7,381     7,202     6,980     6,754     6,770       9.0
EQUITY TO ASSETS                      6.98 %    7.49 %    7.39 %    7.44 %    7.65 %    (8.8)
TANGIBLE COMMON EQUITY TO
  TANGIBLE ASSETS                     5.94      6.32      6.16      6.19      6.34      (6.3)
COMMON SHARES OUTSTANDING           607.35    606.01    603.09    600.75    609.19      (0.3)


ASSET QUALITY:
NET CHARGE-OFFS TO AVERAGE
  LOANS (ANNUALIZED)                   .85 %     .81 %     .55 %     .51 %     .50 %                 .68 %      .46 %
ALLOWANCE FOR LOAN LOSSES AS A
  PERCENTAGE OF PERIOD-END LOANS      1.47      1.46      1.46      1.39      1.42
NONPERFORMING ASSETS TO
  PERIOD-END LOANS AND OREO            .97       .94       .75       .67       .61


----------

(a)  EXCLUDES AMORTIZATION OF GOODWILL AND OTHER INTANGIBLE ASSETS.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                         TWELVE MONTHS ENDED
                                                           2001                              2000            DECEMBER 31,
                                     -------------------------------------------------    ----------   -----------------------
                                       FOURTH       THIRD        SECOND        FIRST        FOURTH
                                       QUARTER      QUARTER      QUARTER      QUARTER       QUARTER       2001         2000
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
INTEREST INCOME:
 LOANS                               $1,393,435   $1,481,124   $1,482,738   $1,506,488    $1,534,503   $5,863,785   $5,790,093
 SECURITIES:
  TAXABLE                                96,563      102,804      111,731      122,017       122,083      433,115      641,406
  EXEMPT FROM FEDERAL INCOME TAXES        9,580        9,786       10,115       10,319        10,615       39,800       43,450
  DIVIDENDS                               9,674       11,651       12,730       11,146        13,346       45,201       54,852
 FEDERAL FUNDS SOLD AND SECURITY
   RESALE AGREEMENTS                        665        1,188          848        1,616         2,036        4,317       18,854
 OTHER INVESTMENTS                        5,096        7,677        7,536        8,225         5,550       28,534       17,928
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
   TOTAL INTEREST INCOME              1,515,013    1,614,230    1,625,698    1,659,811     1,688,133    6,414,752    6,566,583

INTEREST EXPENSE:
 DEPOSITS                               352,666      435,247      483,760      506,058       526,377    1,777,731    1,937,034
 FEDERAL FUNDS BORROWED AND
   SECURITY REPURCHASE AGREEMENTS        47,180       73,710       86,538       89,946       103,745      297,374      395,935
 BORROWED FUNDS                          10,753       11,834       14,133       27,267        15,044       63,987      164,716
 LONG-TERM DEBT AND CAPITAL
  SECURITIES                            160,067      196,899      214,597      265,248       295,249      836,811    1,110,536
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
   TOTAL INTEREST EXPENSE               570,666      717,690      799,028      888,519       940,415    2,975,903    3,608,221
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------

   NET INTEREST INCOME                  944,347      896,540      826,670      771,292       747,718    3,438,849    2,958,362
 PROVISION FOR LOAN LOSSES              209,000      160,000      152,923       83,372        81,415      605,295      286,795
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
   NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES           735,347      736,540      673,747      687,920       666,303    2,833,554    2,671,567

NONINTEREST INCOME:
 DEPOSIT SERVICE CHARGES                122,718      117,336      117,466      111,806       112,975      469,326      442,753
 ITEM PROCESSING REVENUE                122,169      120,293      115,724      106,441       118,845      464,627      439,440
 Trust and investment management
   FEES                                  72,542       79,410       86,023       81,850        81,144      319,825      334,627
 MORTGAGE BANKING                        95,873       80,488      120,644      (97,761)      109,596      199,244      478,954
 CARD-RELATED FEES                       43,603       42,610       38,569       44,671        44,522      169,453      161,028
 INEFFECTIVE HEDGE AND OTHER
  DERIVATIVE GAINS, NET                  78,484       50,571        2,798      231,084         6,098      362,937       18,190
 OTHER                                  119,885      106,584      200,691      120,449       131,630      547,609      552,390
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
   TOTAL FEES AND OTHER INCOME          655,274      597,292      681,915      598,540       604,810    2,533,021    2,427,382
 SECURITIES GAINS, NET                   18,543       21,193       16,936       88,130        50,664      144,802       56,852
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
   TOTAL NONINTEREST INCOME             673,817      618,485      698,851      686,670       655,474    2,677,823    2,484,234

NONINTEREST EXPENSE:
 SALARIES, BENEFITS AND OTHER
   PERSONNEL                            448,945      418,138      432,833      410,393       413,096    1,710,309    1,627,260
 EQUIPMENT                               64,658       53,549       60,747       60,002        57,997      238,956      229,476
 NET OCCUPANCY                           53,567       52,190       53,544       53,479        52,015      212,780      209,229
 THIRD-PARTY SERVICES                    60,327       49,871       49,963       43,601        52,590      203,762      197,485
 OTHER                                  256,818      241,714      243,015      237,522       278,739      979,069      920,459
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
   TOTAL NONINTEREST EXPENSE            884,315      815,462      840,102      804,997       854,437    3,344,876    3,183,909
                                                  ----------   ----------   ----------    ----------   ----------   ----------

INCOME BEFORE INCOME TAX EXPENSE        524,849      539,563      532,496      569,593       467,340    2,166,501    1,971,892
INCOME TAX EXPENSE                      178,264      182,945      182,994      234,190       159,329      778,393      669,515
                                     ----------   ----------   ----------   ----------    ----------   ----------   ----------
   NET INCOME                        $  346,585   $  356,618   $  349,502   $  335,403    $  308,011   $1,388,108   $1,302,377
                                     ==========   ==========   ==========   ==========    ==========   ==========   ==========

NET INCOME PER COMMON SHARE:
   BASIC                             $      .57   $      .59   $      .58   $      .56    $      .50   $     2.30   $     2.14
   DILUTED                                  .57          .58          .57          .55           .50         2.27         2.13

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                                                                   2001                                    2000
                                                       ------------------------------------------------------------    ------------
                                                          FOURTH          THIRD           SECOND           FIRST          FOURTH
ASSETS                                                    QUARTER         QUARTER         QUARTER         QUARTER         QUARTER
                                                       ------------    ------------    ------------    ------------    ------------
  LOANS:
    COMMERCIAL                                         $ 26,752,115    $ 27,614,020    $ 27,693,335    $ 27,397,956    $ 26,703,622
    REAL ESTATE - COMMERCIAL                              7,281,268       6,942,914       6,734,448       6,625,035       6,511,018
    REAL ESTATE - RESIDENTIAL                            14,763,546      14,570,015      13,818,303      13,502,846      13,357,438
    CONSUMER                                             11,548,785      12,468,019      12,417,440      12,140,385      12,100,567
    CREDIT CARD                                           1,867,053       2,200,004       2,195,596       2,092,678       2,152,445
    HOME EQUITY                                           5,827,879       5,483,648       5,144,385       4,913,701       4,779,359
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL LOANS                                        68,040,646      69,278,620      68,003,507      66,672,601      65,604,449
    ALLOWANCE FOR LOAN LOSSES                              (997,331)     (1,008,390)       (989,936)       (929,679)       (928,592)
                                                       ------------    ------------    ------------    ------------    ------------
      NET LOANS                                          67,043,315      68,270,230      67,013,571      65,742,922      64,675,857
  LOANS HELD FOR SALE OR SECURITIZATION:
    COMMERCIAL LOANS HELD FOR SALE                           50,959         165,909              --              --              --
    MORTGAGE LOANS HELD FOR SALE                         15,553,297       8,602,615       8,412,730       5,882,521       3,030,672
    AUTOMOBILE LOANS HELD FOR SECURITIZATION                824,434              --              --              --              --
    CREDIT CARD LOANS HELD FOR SECURITIZATION               402,305              --              --              --         407,900
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION        16,830,995       8,768,524       8,412,730       5,882,521       3,438,572
  SECURITIES AVAILABLE FOR SALE, AT FAIR VALUE            9,858,868       8,538,644       8,758,250       9,468,365       9,904,533
  FEDERAL FUNDS SOLD AND SECURITY RESALE
    AGREEMENTS                                              171,498          71,170         103,320           4,460          81,040
  OTHER INVESTMENTS                                         432,861         391,011         541,043         529,766         687,732
  CASH AND DEMAND BALANCES DUE FROM BANKS                 4,403,962       3,701,290       3,468,695       3,314,336       3,535,186
  PROPERTIES AND EQUIPMENT                                1,084,106       1,070,554       1,070,186       1,066,295       1,071,637
  ACCRUED INCOME AND OTHER ASSETS                         5,991,095       5,368,451       5,071,958       4,809,268       5,140,052
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL ASSETS                                     $105,816,700    $ 96,179,874    $ 94,439,753    $ 90,817,933    $ 88,534,609
                                                       ============    ============    ============    ============    ============

LIABILITIES
  DEPOSITS:
    NONINTEREST BEARING DEPOSITS                       $ 14,823,277    $ 11,928,824    $ 11,988,114    $ 11,563,466    $ 11,500,026
    NOW AND MONEY MARKET ACCOUNTS                        19,501,137      18,792,722      18,101,899      17,703,959      17,262,587
    SAVINGS ACCOUNTS                                      2,608,565       2,624,591       2,703,807       2,799,732       2,883,763
    CONSUMER TIME DEPOSITS                               14,962,150      15,101,268      15,312,780      15,670,865      15,816,422
    OTHER DEPOSITS                                        5,332,874       6,111,936       6,021,327       5,971,041       4,072,308
    FOREIGN DEPOSITS                                      5,901,929       5,570,199       3,890,538       2,145,016       3,721,316
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL DEPOSITS                                     63,129,932      60,129,540      58,018,465      55,854,079      55,256,422
  FEDERAL FUNDS BORROWED AND SECURITY
      REPURCHASE AGREEMENTS                               6,593,388       8,688,276       7,751,145       9,410,866       5,677,643
  BORROWED FUNDS                                          8,578,742       1,535,772       3,485,872       1,644,320         903,725
  LONG-TERM DEBT                                         17,136,232      16,502,817      16,313,685      15,329,472      17,964,800
  CORPORATION-OBLIGATED MANDATORILY REDEEMABLE
     CAPITAL SECURITIES OF SUBSIDIARY TRUSTS HOLDING
     SOLELY DEBENTURES OF THE CORPORATION                   180,000         180,000         180,000         180,000         180,000
  ACCRUED EXPENSES AND OTHER LIABILITIES                  2,817,183       1,941,380       1,710,683       1,645,209       1,782,198
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL LIABILITIES                                  98,435,477      88,977,785      87,459,850      84,063,946      81,764,788
STOCKHOLDERS' EQUITY
  PREFERRED STOCK                                               698           7,578          29,502          29,968          29,968
  COMMON STOCK                                            2,429,419       2,424,022       2,412,374       2,403,000       2,436,755
  CAPITAL SURPLUS                                           908,780         901,528         865,022         841,808         837,444
  RETAINED EARNINGS                                       3,970,049       3,802,529       3,624,463       3,446,673       3,405,077
  ACCUMULATED OTHER COMPREHENSIVE INCOME                     72,277          66,432          48,542          32,538          60,577
                                                       ------------    ------------    ------------    ------------    ------------
    TOTAL STOCKHOLDERS' EQUITY                            7,381,223       7,202,089       6,979,903       6,753,987       6,769,821
                                                       ------------    ------------    ------------    ------------    ------------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                             $105,816,700    $ 96,179,874    $ 94,439,753    $ 90,817,933    $ 88,534,609
                                                       ============    ============    ============    ============    ============

                                      -15-
                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                              (DOLLARS IN MILLIONS)

                                                                                                                TWELVE MONTHS ENDED
                                                                        2001                         2000         DECEMBER 31,
                                                    -------------------------------------------     -------     -------------------
                                                    FOURTH       THIRD       SECOND      FIRST      FOURTH
ASSETS                                              QUARTER     QUARTER      QUARTER    QUARTER     QUARTER       2001        2000
                                                    --------    --------    --------    -------     -------     --------   --------
Earning Assets:
  Loans:
    Commercial ....................................  $27,060     $27,486     $27,532     $27,010     $26,132     $27,272    $24,830
    Real estate - commercial ......................    7,077       6,826       6,692       6,550       6,435       6,788      6,222
    Real estate - residential .....................   14,722      14,274      13,484      13,533      12,876      14,007     11,721
    Consumer ......................................   11,958      12,375      12,286      12,174      12,165      12,198     13,215
    Credit card ...................................    2,202       2,198       2,139       2,113       2,383       2,164      2,430
    Home equity ...................................    5,675       5,302       5,025       4,845       4,654       5,215      4,204
                                                    --------    --------    --------    --------    --------    --------   --------
      Total loans .................................   68,694      68,461      67,158      66,225      64,645      67,644     62,622
  Loans held for sale or securitization:
    Commercial loans held for sale ................       75           2          --          --          --          19         --
    Mortgage loans held for sale ..................   11,353       8,778       7,453       3,473       2,851       7,789      2,702
    Automobile loans held for securitization ......      476          --          --          --          --         120
    Credit card loans held for securitization .....        4          --          --         131           4          33          1
                                                    --------    --------    --------    --------    --------    --------   --------
      Total loans held for sale or securitization .   11,908       8,780       7,453       3,604       2,855       7,961      2,703
  Securities available for sale, at cost ..........    8,322       8,276       8,768       9,491       9,543       8,710     11,988
  Federal funds sold and security
      resale agreements ...........................      118         130          81         112         120         111        301
  Other investments ...............................      306         450         561         330         200         411        168
                                                    --------    --------    --------    --------    --------    --------   --------
      Total earning assets ........................   89,348      86,097      84,021      79,762      77,363      84,837     77,782
Allowance for loan losses .........................   (1,001)     (1,004)       (942)       (950)       (967)       (975)      (987)
Fair value appreciation (depreciation)
  of securities available for sale ................      229         202         111         123        (101)        167       (310)
Cash and demand balances due
   from banks .....................................    3,200       3,041       3,086       3,000       3,005       3,082      3,087
Properties and equipment ..........................    1,083       1,074       1,071       1,078       1,086       1,077      1,107
Accrued income and other assets ...................    5,569       4,923       4,589       4,598       4,914       4,922      4,871
                                                    --------    --------    --------    --------    --------    --------   --------
    Total Assets ..................................  $98,428     $94,333     $91,936     $87,611     $85,300     $93,110    $85,550
                                                    ========    ========    ========    ========    ========    ========   ========

Liabilities
Deposits:
  Noninterest bearing deposits ....................  $12,526     $11,611     $11,550     $10,781     $10,682     $11,622    $10,792
  NOW and money market accounts ...................   18,840      18,378      17,963      17,276      16,803      18,120     16,549
  Savings accounts ................................    2,602       2,664       2,753       2,835       2,958       2,713      3,207
  Consumer time deposits ..........................   14,902      15,259      15,459      15,725      15,764      15,332     15,457
  Other deposits ..................................    6,109       6,004       6,107       4,970       3,201       5,802      2,936
  Foreign deposits ................................    5,757       4,847       4,241       2,390       3,275       4,319      3,128
                                                    --------    --------    --------    --------    --------    --------   --------
    Total deposits ................................   60,736      58,763      58,073      53,977      52,683      57,908     52,069
Federal funds borrowed and security
   repurchase agreements ..........................    9,039       9,218       8,801       7,008       6,837       8,524      6,889
Borrowed funds ....................................    2,581       1,315       1,282       1,809         872       1,748      2,687
Long-term debt and capital securities .............   16,721      16,475      15,612      16,853      16,910      16,415     16,454
Accrued expenses and other
  liabilities .....................................    2,018       1,456       1,300       1,314       1,444       1,524      1,311
                                                    --------    --------    --------    --------    --------    --------   --------
    Total Liabilities .............................   91,095      87,227      85,068      80,961      78,746      86,119     79,410
Stockholders' Equity
  Preferred .......................................        3          15          30          30          30          19         30
  Common ..........................................    7,330       7,091       6,838       6,620       6,524       6,972      6,110
                                                    --------    --------    --------    --------    --------    --------   --------
    Total Stockholders' Equity ....................    7,333       7,106       6,868       6,650       6,554       6,991      6,140
                                                    --------    --------    --------    --------    --------    --------   --------
    Total Liabilities and Stockholders'
      Equity ......................................  $98,428     $94,333     $91,936     $87,611     $85,300     $93,110    $85,550
                                                    ========    ========    ========    ========    ========    ========   ========

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
              AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2001 AND 2000
                              (DOLLARS IN MILLIONS)

                                                         2001                                   2000
                                            -----------------------------------   ----------------------------------
                                                              Tax                                  Tax
                                            Average    Equivalent      Average     Average   Equivalent   Average
Asset                                       Balance      Interest       Rate       Balance    Interest      Rate
                                            --------   ----------    ----------   --------   ----------   ----------
Earning Assets:
  Loans:
    Commercial (a) ......................    $27,135        $369.0         5.40%    $26,132       $597.7        9.10%
    Real estate  - commercial ...........      7,077         129.7          7.27      6,435        143.0         8.84
    Real estate  - residential (a) ......     26,075         483.9          7.42     15,727        333.7         8.49
    Consumer (a) ........................     12,434         267.3          8.53     12,165        266.8         8.73
    Credit card (a) .....................      2,206          59.5         10.72      2,387         84.7        14.13
    Home equity .........................      5,675          87.3          6.15      4,654        111.5         9.58
                                            --------    ----------    ----------   --------   ----------   ----------
      Total loans .......................     80,602       1,396.7          6.90     67,500      1,537.4         9.08
  Securities:
    Taxable .............................      7,613         106.6          5.59      8,765        135.9         6.20
    Tax-exempt ..........................        709          14.4          8.18        778         15.7         8.08
                                            --------    ----------    ----------   --------   ----------   ----------
      Total securities ..................      8,322         121.0          5.81      9,543        151.6         6.35
  Federal funds sold, security resale
    agreements and other investments ....        424           5.7          5.38        320          7.6         9.44
                                            --------    ----------    ----------   --------   ----------   ----------
      Total earning assets ..............     89,348       1,523.4          6.79     77,363      1,696.6         8.74
Allowance for loan losses ...............     (1,001)                                  (967)
Fair value appreciation (depreciation) of
  securities available for sale .........        229                                   (101)
Noninterest earning assets ..............      9,852                                  9,005
                                            --------                               --------
    TOTAL ASSETS ........................    $98,428                                $85,300
                                            ========                               ========

Liabilities and Stockholders' Equity
Interest bearing liabilities:
  NOW and money market accounts .........    $18,840         $86.9         1.83%    $16,803       $169.3         4.01%
  Savings accounts ......................      2,602           7.0          1.06      2,958         12.4         1.66
  Consumer time deposits ................     14,902         185.2          4.93     15,764        238.6         6.02
  Other deposits ........................      6,109          41.3          2.68      3,201         52.9         6.58
  Foreign deposits ......................      5,757          32.2          2.22      3,275         53.2         6.47
  Federal funds borrowed ................      5,093          33.8          2.63      3,029         51.3         6.75
  Security repurchase agreements ........      3,946          13.4          1.35      3,808         52.4         5.47
  Borrowed funds ........................      2,581          10.8          1.65        872         15.0         6.85
  Long-term debt and capital securities .     16,721         160.1          3.81     16,910        295.3         6.96
                                            --------    ----------    ----------   --------   ----------   ----------
    Total interest bearing liabilities ..     76,551         570.7          2.96     66,620        940.4         5.62
                                                        ----------    ----------              ----------   ----------
Noninterest bearing deposits ............     12,526                                 10,682
Accrued expenses and other liabilities ..      2,018                                  1,444
                                          ----------                             ----------
    Total Liabilities ...................     91,095                                 78,746
Total Stockholders' Equity ..............      7,333                                  6,554
                                          ----------                             ----------
    Total Liabilities and Stockholders'
       Equity ...........................    $98,428                                $85,300
                                             =======                                =======

Net interest income and interest
  spread ................................                   $952.7          3.83%                 $756.2         3.12%
                                                        ==========    ==========              ==========   ==========

Net interest margin .....................                                   4.25%                                3.90%
                                                                      ==========                           ==========


(a)  Includes loans held for sale or securitization.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
              AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
             FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001 AND 2000
                              (DOLLARS IN MILLIONS)

                                                            2001                                           2000
                                                   -----------------------------------       -----------------------------------
                                                                     Tax                                       Tax
                                                   Average    Equivalent       Average       Average    Equivalent      Average
Assets                                             Balance      Interest         Rate        Balance      Interest       Rate
                                                   -------      --------       -------       -------      --------       -------
Earning Assets:
  Loans:
    Commercial (a) ............................    $27,291      $1,890.9         6.93%       $24,830      $2,194.8         8.84%
    Real estate  - commercial ................       6,788         540.3         7.96          6,222         549.6         8.83
    Real estate  - residential (a) ...........      21,796       1,711.7         7.85         14,423       1,198.6         8.31
    Consumer (a) .............................      12,318       1,071.5         8.70         13,215       1,126.7         8.53
    Credit card (a) ..........................       2,197         264.3        12.04          2,431         338.3        13.92
    Home equity ..............................       5,215         397.0         7.61          4,204         393.2         9.35
                                                   -------      --------       -------       -------      --------       -------
      Total loans ............................      75,605       5,875.7         7.77         65,325       5,801.2         8.88
  Securities:
    Taxable ..................................       7,977         480.0         6.02         11,195         697.9         6.23
    Tax-exempt ...............................         733          59.6         8.13            793          64.4         8.12
                                                   -------      --------       -------       -------      --------       -------
      Total securities .......................       8,710         539.6         6.20         11,988         762.3         6.36
  Federal funds sold, security resale
    agreements and other investments .........         522          32.8         6.29            469          36.8         7.85
                                                   -------      --------       -------       -------      --------       -------
      Total earning assets ...................      84,837       6,448.1         7.60         77,782       6,600.3         8.49
Allowance for loan losses ....................        (975)                                     (987)
Fair value appreciation (depreciation) of
  securities available for sale ..............         167                                      (310)
Noninterest earning assets ...................       9,081                                     9,065
                                                   -------                                   -------
    Total Assets .............................     $93,110                                   $85,550
                                                   =======                                   =======

Liabilities and Stockholders' Equity
Interest bearing liabilities:
  NOW and money market accounts ..............     $18,120        $502.7         2.78%       $16,549        $621.3         3.76%
  Savings accounts ...........................       2,713          36.0         1.33          3,207          53.4         1.67
  Consumer time deposits .....................      15,332         843.3         5.50         15,457         884.7         5.72
  Other deposits .............................       5,802         243.4         4.20          2,936         183.9         6.26
  Foreign deposits ...........................       4,319         152.3         3.53          3,128         193.7         6.19
  Federal funds borrowed .....................       4,637         186.3         4.02          3,043         195.5         6.43
  Security repurchase agreements .............       3,887         111.1         2.86          3,846         200.4         5.21
  Borrowed funds .............................       1,748          64.0         3.66          2,687         164.7         6.13
  Long-term debt and capital securities ......      16,415         836.8         5.10         16,454       1,110.6         6.75
                                                   -------      --------       -------       -------      --------       -------
    Total interest bearing liabilities .......      72,973       2,975.9         4.08         67,307       3,608.2         5.36
                                                                --------       -------                    --------       -------
Noninterest bearing deposits .................      11,622                                    10,792
Accrued expenses and other liabilities .......       1,524                                     1,311
                                                   -------                                   -------
    Total Liabilities ........................      86,119                                    79,410
Total Stockholders' Equity ...................       6,991                                     6,140
                                                   -------                                   -------
    Total Liabilities and Stockholders'
       Equity ................................     $93,110                                   $85,550
                                                   =======                                   =======

Net interest income and interest
  spread .....................................                  $3,472.2         3.52%                    $2,992.1         3.13%
                                                                ========       ======                     ========       ======

Net interest margin ..........................                                   4.09%                                     3.85%
                                                                               ======                                    ======

(a)  Includes loans held for sale or securitization.

                                    UNAUDITED

                            National City Corporation
                         Selected Financial Information


                                                               2001                                            2000
                                        ----------------------------------------------------------      -----------
                                         Fourth          Third         Second            First            Fourth
(Dollars in Thousands)                   Quarter         Quarter       Quarter           Quarter          Quarter
                                        -----------    -----------    -----------      -----------      -----------
Allowance for Loan Losses:
Balance at beginning
  of period ..........................   $1,008,390        $989,936        $929,679        $928,592        $945,492
Provision ............................      209,000         160,000         152,923          83,372          81,415
Allowance related to loans
  acquired (sold or securitized) .....      (72,505)         (2,372)             --             887         (17,100)
Charge-offs:
  Commercial .........................       61,036          71,822          38,226          28,714          27,568
  Real estate - commercial ...........        3,927           6,227           2,983           2,960           1,734
  Real estate - residential ..........       25,236          13,572          11,265           9,993           6,533
  Consumer ...........................       60,138          50,281          42,962          45,438          45,731
  Credit card ........................       25,092          25,184          24,350          23,468          26,463
  Home equity ........................        4,968           3,794           3,170           2,115           2,367
                                        -----------     -----------     -----------     -----------     -----------
    Total charge offs ................      180,397         170,880         122,956         112,688         110,396
                                        -----------     -----------     -----------     -----------     -----------
Recoveries:
  Commercial .........................        3,951           3,406           4,999           4,403           3,962
  Real estate - commercial ...........        2,630             589           1,309           1,296             556
  Real estate - residential ..........          331             746             121             168             131
  Consumer ...........................       21,907          16,280          18,318          17,948          18,905
  Credit card ........................        3,184           9,950           4,799           4,932           4,790
  Home equity ........................          840             735             744             769             837
                                        -----------     -----------     -----------     -----------     -----------
    Total recoveries .................       32,843          31,706          30,290          29,516          29,181
                                        -----------     -----------     -----------     -----------     -----------
Net charge-offs ......................      147,554         139,174          92,666          83,172          81,215
                                        -----------     -----------     -----------     -----------     -----------
Balance at end of period .............     $997,331      $1,008,390        $989,936        $929,679        $928,592
                                        ===========     ===========     ===========     ===========     ===========

(Dollars in Millions)
Nonperforming Assets:
Nonaccrual and
  restructured loans .................       $594.0         $586.8         $456.7           $404.0           $369.0
Other real estate owned ..............         64.3           62.1           52.0             43.1             33.3
                                        -----------    -----------    -----------      -----------      -----------
Total nonperforming
  assets .............................       $658.3         $648.9         $508.7           $447.1           $402.3
                                        ===========    ===========    ===========      ===========      ===========

Loans 90 days past-due
  accruing interest ..................       $541.7         $530.2         $468.0           $423.1           $341.8

Asset Quality Ratios:
Net charge-offs to average loans
  (annualized) .......................          .85%           .81%           .55%             .51%             .50%
Allowance for loan losses as a
  percentage of period-end loans .....         1.47           1.46           1.46             1.39             1.42
Nonperforming assets to period-end
  loans and OREO .....................          .97            .94            .75              .67              .61

Capital Ratios (a):
Tier 1 capital .......................         7.01%          7.26%          7.06%            7.10%            7.02%
Total risk-based capital .............        11.34          11.27          11.17            11.44            11.45
Leverage .............................         6.38           6.55           6.46             6.59             6.70
Tangible common equity
  to tangible assets .................         5.94           6.32           6.16             6.19             6.34

Share Information:
Average basic shares .................  606,939,772    605,005,257    601,528,522      600,888,928      608,522,539
Average diluted shares ...............  612,984,102    613,829,266    610,782,001      610,099,764      615,466,562
Common shares outstanding at
   end of period .....................  607,354,729    606,005,287    603,093,286      600,749,772      609,188,668


                                              Twelve Months Ended
                                                December 31,
                                           ----------------------------

(Dollars in Thousands)                        2001            2000
                                           -----------      -----------
Allowance for Loan Losses:
Balance at beginning
  of period ..........................        $928,592         $970,463
Provision ............................         605,295          286,795
Allowance related to loans
  acquired (sold or securitized) .....         (73,990)         (42,421)
Charge-offs:
  Commercial .........................         199,798           96,371
  Real estate - commercial ...........          16,097            6,906
  Real estate - residential ..........          60,066           24,523
  Consumer ...........................         198,819          167,468
  Credit card ........................          98,094          105,559
  Home equity ........................          14,047            7,171
                                           -----------      -----------
    Total charge-offs ................         586,921          407,998
                                           -----------      -----------
Recoveries:
  Commercial .........................          16,759           17,913
  Real estate - commercial ...........           5,824            3,975
  Real estate - residential ..........           1,366              941
  Consumer ...........................          74,453           73,043
  Credit card ........................          22,865           22,173
  Home equity ........................           3,088            3,708
                                           -----------      -----------
    Total recoveries .................         124,355          121,753
                                           -----------      -----------
Net charge-offs ......................         462,566          286,245
                                           -----------      -----------
Balance at end of period .............        $997,331         $928,592
                                           ===========      ===========

(Dollars in Millions)
Nonperforming Assets:
Nonaccrual and
  restructured loans .................
Other real estate owned ..............

Total nonperforming
  assets .............................


Loans 90 days past-due
  accruing interest ..................

Asset Quality Ratios:
Net charge-offs to average loans
  (annualized) .......................             .68%             .46%
Allowance for loan losses as a
  percentage of period-end loans .....
Nonperforming assets to period-end
  loans and OREO .....................

Capital Ratios (a):
Tier 1 capital .......................
Total risk-based capital .............
Leverage .............................
Tangible common equity
  to tangible assets .................

Share Information:
Average basic shares .................     603,611,073      607,378,801
Average diluted shares ...............     611,936,906      612,625,349
Common shares outstanding at
   end of period .....................


(a)  Fourth quarter 2001 ratios are based on preliminary data.

                                                                         ANNEX A




                      [NATIONAL CITY Corporation(R) LOGO]



                                   UNAUDITED
                         QUARTERLY FINANCIAL SUPPLEMENT
                               DECEMBER 31, 2001



                 Derek Green                         Holly Schreiber
                (216) 222-9849                        (216) 222-3035

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                2001                                        2000
                                             ------------------------------------------  -------------------------------------------
                                              4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                             ------------------------------------------  -------------------------------------------
EARNINGS
Interest income (TE)                         $1,523.4   $1,623.0   $1,634.0   $1,667.7   $1,696.6   $1,660.4   $1,654.8    $1,588.5
Interest expense                                570.7      717.7      799.0      888.5      940.4      914.4      905.8       847.6
                                             ------------------------------------------  -------------------------------------------
Net interest income (TE)                        952.7      905.3      835.0      779.2      756.2      746.0      749.0       740.9
Provision for loan losses                       209.0      160.0      152.9       83.4       81.4       70.4       68.7        66.3
                                             ------------------------------------------  -------------------------------------------
NII after provision for loan losses (TE)        743.7      745.3      682.1      695.8      674.8      675.6      680.3       674.6
Fees and other income                           655.3      597.2      682.0      598.5      604.8      590.9      674.3       557.4
Securities gains (losses), net                   18.5       21.2       17.0       88.1       50.7       27.5      (42.8)       21.5
Noninterest expense                             884.3      815.5      840.1      805.0      854.4      785.3      785.1       759.1
                                             ------------------------------------------  -------------------------------------------
Income before taxes and TE adjustment           533.2      548.2      541.0      577.4      475.9      508.7      526.7       494.4
Income taxes                                    178.3      182.9      183.0      234.2      159.4      169.6      175.9       164.7
TE adjustment                                     8.3        8.7        8.5        7.8        8.5        8.4        8.4         8.4
                                             ------------------------------------------  -------------------------------------------
Net income                                   $  346.6   $  356.6   $  349.5   $  335.4   $  308.0   $  330.7   $  342.4    $  321.3
                                             ==========================================  ===========================================
Net income per common share:
    Basic                                    $    .57   $    .59   $    .58   $    .56   $    .50   $    .55   $    .56    $    .53
    Diluted                                       .57        .58        .57        .55        .50        .54        .56         .53

PERFORMANCE RATIOS
Return on average common equity                 18.76%     19.95%     20.47%     20.52%     18.76%     21.13%     23.13%      22.45%
Return on average total equity                  18.75      19.91      20.41      20.45      18.70      21.06      23.04       22.37
Return on average assets                         1.40       1.50       1.52       1.55       1.44       1.56       1.59        1.50
Net interest margin                              4.25       4.20       3.98       3.92       3.90       3.90       3.80        3.79
Efficiency ratio                                55.00      54.27      55.38      58.43      62.78      58.74      55.16       58.47

CREDIT QUALITY
Net charge-offs                              $  147.6   $  139.1   $   92.7   $   83.2   $   81.2   $   70.2   $   68.7    $   66.2
Provision for loan losses                       209.0      160.0      152.9       83.4       81.4       70.4       68.7        66.3
Loan loss allowance                             997.3    1,008.4      989.9      929.7      928.6      945.5      970.4       970.6
Nonperforming assets                            658.3      648.9      508.7      447.1      402.3      365.3      339.3       314.1
Net charge-offs to average loans                  .85%       .81%       .55%       .51%       .50%       .45%       .44%        .44%
Loan loss allowance to loans                     1.47       1.46       1.46       1.39       1.42       1.49       1.58        1.57
Nonperforming assets to
  loans and OREO                                  .97        .94        .75        .67        .61        .57        .55         .51

CAPITAL AND LIQUIDITY
Average equity to assets                         7.45%      7.53%      7.47%      7.59%      7.68%      7.42%      6.89%       6.72%
Average equity to loans*                        10.67      10.38      10.23      10.04      10.14      10.03       9.56        9.47
Average loans to deposits*                     113.10     116.50     115.64     122.69     122.71     119.91     120.59      117.81
Common equity to assets (tangible)**             5.94       6.32       6.16       6.19       6.34       6.20       5.81        5.38

AVERAGE BALANCES
Assets                                       $ 98,428   $ 94,333   $ 91,936   $ 87,611   $ 85,300   $ 84,201   $ 86,771    $ 85,951
Loans                                          68,694     68,461     67,158     66,225     64,645     62,248     62,537      61,043
Loans held for sale or securitization          11,908      8,780      7,453      3,604      2,855      3,001      2,848       2,101
Securities (at cost)                            8,322      8,276      8,768      9,491      9,543     10,786     13,064      14,600
Earning assets                                 89,348     86,097     84,021     79,762     77,363     76,378     79,027      78,379
Deposits                                       60,736     58,763     58,073     53,977     52,683     51,913     51,860      51,816
Common equity                                   7,330      7,091      6,838      6,620      6,524      6,216      5,946       5,748
Total equity                                    7,333      7,106      6,868      6,650      6,554      6,246      5,976       5,778


MEMO:
Mortgage loans held for sale                 $ 11,353   $  8,778   $  7,453   $  3,473   $  2,851   $  3,001   $  2,848    $  2,101
Commercial loans held for sale                     75          2         --         --         --         --         --          --
Automobile loans held for securitization          476         --         --         --         --         --         --          --
Credit card loans held for securitization           4         --         --        131          4         --         --          --
                                             ------------------------------------------  -------------------------------------------
Total loans held for sale or securitization  $ 11,908   $  8,780   $  7,453   $  3,604   $  2,855   $  3,001   $  2,848    $  2,101

ENDING BALANCES
Assets                                       $105,817   $ 96,180   $ 94,440   $ 90,818   $ 88,535   $ 85,046   $ 84,601    $ 86,895
Loans                                          68,041     69,279     68,004     66,673     65,604     63,660     61,570      61,857
Loans held for sale or securitization          16,831      8,769      8,413      5,883      3,439      2,946      3,198       2,330
Securities (at fair value)                      9,859      8,539      8,758      9,468      9,904      9,656     10,719      13,783
Deposits                                       63,130     60,130     58,018     55,854     55,256     52,726     49,988      50,613
Common equity                                   7,381      7,195      6,950      6,724      6,740      6,437      6,103       5,888
Total equity                                    7,381      7,202      6,980      6,754      6,770      6,467      6,133       5,918


MEMO:
Mortgage loans held for sale                 $ 15,553   $  8,603   $  8,413   $  5,883   $  3,031   $  2,946   $  3,198    $  2,330
Commercial loans held for sale                     51        166         --         --         --         --         --          --
Automobile loans held for securitization          825         --         --         --         --         --         --          --
Credit card loans held for securitization         402         --         --         --        408         --         --          --
                                             ------------------------------------------  -------------------------------------------
Total loans held for sale or securitization  $ 16,831   $  8,769   $  8,413   $  5,883   $  3,439   $  2,946   $  3,198    $  2,330

                                                                          1999
                                                ---------------------------------------------------------
                                                   4TH QTR        3RD QTR        2ND QTR       1ST QTR
                                                ---------------------------------------------------------
EARNINGS
Interest income (TE)                            $   1,556.1    $   1,474.9    $   1,449.5    $   1,469.1
Interest expense                                      799.7          717.2          691.3          704.4
                                                ---------------------------------------------------------
Net interest income (TE)                              756.4          757.7          758.2          764.7
Provision for loan losses                              66.6           55.5           59.6           68.0
                                                ---------------------------------------------------------
NII after provision for loan losses (TE)              689.8          702.2          698.6          696.7
Fees and other income                                 579.3          528.6          543.6          590.9
Securities gains (losses), net                         37.1           20.3           57.3           23.7
Noninterest expense                                   780.1          705.9          757.3          739.2
                                                ---------------------------------------------------------
Income before taxes and TE adjustment                 526.1          545.2          542.2          572.1
Income taxes                                          173.7          178.5          178.5          212.5
TE adjustment                                           8.9           10.2            9.2            8.6
                                                ---------------------------------------------------------
Net income                                      $     343.5    $     356.5    $     354.5    $     351.0
                                                =========================================================
Net income per common share:
    Basic                                       $       .56    $       .58    $       .56    $       .55
    Diluted                                             .55            .57            .56            .54

PERFORMANCE RATIOS
Return on average common equity                       22.84%         23.79%         22.96%         21.12%
Return on average total equity                        22.76          23.70          22.87          21.05
Return on average assets                               1.59           1.71           1.71           1.66
Net interest margin                                    3.87           4.03           4.04           4.02
Efficiency ratio                                      58.41          54.88          58.16          54.53

CREDIT QUALITY
Net charge-offs                                 $      66.6    $      54.9    $      60.0    $      68.0
Provision for loan losses                              66.6           55.5           59.6           68.0
Loan loss allowance                                   970.5          970.7          970.2          970.3
Nonperforming assets                                  289.1          260.0          249.5          271.9
Net charge-offs to average loans                        .45%           .38%           .42%           .48%
Loan loss allowance to loans                           1.61           1.67           1.69           1.69
Nonperforming assets to
  loans and OREO                                        .48            .45            .44            .47

CAPITAL AND LIQUIDITY
Average equity to assets                               7.00%          7.22%          7.46%          7.91%
Average equity to loans*                              10.15          10.45          10.86          11.80
Average loans to deposits*                           112.85         110.67         108.97         105.26
Common equity to assets (tangible)**                   5.12           5.52           5.78           6.17

AVERAGE BALANCES
Assets                                          $    85,600    $    82,691    $    83,369    $    85,520
Loans                                                59,006         57,142         57,257         57,319
Loans held for sale or securitization                 2,555          2,172          2,344          2,976
Securities (at cost)                                 15,403         14,851         14,638         15,126
Earning assets                                       77,762         74,971         75,238         76,514
Deposits                                             52,287         51,633         52,543         54,457
Common equity                                         5,960          5,938          6,185          6,728
Total equity                                          5,990          5,969          6,216          6,761


MEMO:
Mortgage loans held for sale                    $     2,555    $     2,172    $     2,344    $     2,976
Commercial loans held for sale                           --             --             --             --
Automobile loans held for securitization                 --             --             --             --
Credit card loans held for securitization                --             --             --             --
                                                ---------------------------------------------------------
Total loans held for sale or securitization     $     2,555    $     2,172    $     2,344    $     2,976

ENDING BALANCES
Assets                                          $    87,121    $    85,058    $    84,022    $    84,094
Loans                                                60,204         58,001         57,317         57,312
Loans held for sale or securitization                 2,731          2,439          2,339          2,519
Securities (at fair value)                           14,904         15,811         14,994         15,264
Deposits                                             50,066         50,395         52,091         52,051
Common equity                                         5,698          5,884          5,837          6,226
Total equity                                          5,728          5,914          5,867          6,257


MEMO:
Mortgage loans held for sale                    $     2,731    $     2,439    $     2,339    $     2,519
Commercial loans held for sale                           --             --             --             --
Automobile loans held for securitization                 --             --             --             --
Credit card loans held for securitization                --             --             --             --
                                                ---------------------------------------------------------
Total loans held for sale or securitization     $     2,731    $     2,439    $     2,339    $     2,519


*   Excludes loans held for sale or securitization

**  Period-end less intangible assets

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                             BALANCE SHEET AVERAGES
                                ($ IN MILLIONS)


                                                              2001                                        2000
                                            -----------------------------------------   -----------------------------------------
                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                            -----------------------------------------   -----------------------------------------
AVERAGE LOANS
Commercial                                  $27,060    $27,486    $27,532    $27,010    $26,132    $25,294    $24,379    $23,496
Real estate - commercial                      7,077      6,826      6,692      6,550      6,435      6,273      6,157      6,020
Real estate - residential                    14,722     14,274     13,484     13,533     12,876     11,627     11,470     10,901
Consumer                                     11,958     12,375     12,286     12,174     12,165     12,224     13,973     14,520
Credit card                                   2,202      2,198      2,139      2,113      2,383      2,487      2,514      2,336
Home equity                                   5,675      5,302      5,025      4,845      4,654      4,343      4,044      3,770
                                            -----------------------------------------   -----------------------------------------
  TOTAL LOANS                               $68,694    $68,461    $67,158    $66,225    $64,645    $62,248    $62,537    $61,043
                                            =========================================   =========================================
MEMO:
Securitized credit card balances (avg)      $   997    $   997    $   997    $   874    $   685    $   452    $   321    $   438
Securitized credit card balances (eop)          997        997        997        997        630        748        265        383

Total managed credit card balances (avg)*   $ 2,210    $ 2,225    $ 2,202    $ 2,226    $ 2,228    $ 2,144    $ 2,086    $ 2,073
Total managed credit card balances (eop)*     2,266      2,214      2,237      2,183      2,323      2,188      2,097      2,072

AVERAGE SELECTED PORTFOLIO BALANCES:

DEALER
   Floorplan loans                          $   592    $   594    $   687    $   755    $   754    $   758    $   903    $   938
   Automobile leases                          1,262      1,415      1,580      1,750      1,879      1,893      1,869      1,894
   Installment loans                          6,666      6,631      6,491      6,390      6,481      6,571      6,522      6,623
                                            -----------------------------------------   -----------------------------------------
   TOTAL DEALER                             $ 8,520    $ 8,640    $ 8,758    $ 8,895    $ 9,114    $ 9,222    $ 9,294    $ 9,455
                                            =========================================   =========================================

ALTEGRA NONCONFORMING
   Altegra/Loan Zone originated loans       $ 3,191    $ 3,545    $ 3,812    $ 4,060    $ 3,962    $ 3,654    $ 3,360    $ 3,009
   First Franklin originated loans            5,216      4,326      3,408      3,030      2,273      1,408        735        179
                                            -----------------------------------------   -----------------------------------------
   TOTAL ALTEGRA NONCONFORMING              $ 8,407    $ 7,871    $ 7,220    $ 7,090    $ 6,235    $ 5,062    $ 4,095    $ 3,188
                                            =========================================   =========================================

EDUCATION FINANCE
   Student loans                            $   567    $   527    $   663    $   643    $   493    $   482    $ 2,400    $ 2,861
   Commercial loan                              273        294        453        425        223         95         --         --
                                            -----------------------------------------   -----------------------------------------
   TOTAL EDUCATION FINANCE                  $   840    $   821    $ 1,116    $ 1,068    $   716    $   577    $ 2,400    $ 2,861
                                            =========================================   =========================================

NATIONAL HOME EQUITY
   Revolving lines of credit                $   725    $   546    $   421    $   361    $   309    $   220    $   147    $    70
   Installment loans                            825        703        526        414        324        225        137         89
                                            -----------------------------------------   -----------------------------------------
   TOTAL NATIONAL HOME EQUITY               $ 1,550    $ 1,249    $   947    $   775    $   633    $   445    $   284    $   159
                                            =========================================   =========================================

CREDIT CARD
   Credit card                              $ 1,209    $ 1,226    $ 1,205    $ 1,221    $ 1,539    $ 1,692    $ 1,765    $ 1,635
   Personal lines of credit                     486        485        483        491        490        481        467        459
   Business lines of credit                     507        487        451        401        354        314        282        242
                                            -----------------------------------------   -----------------------------------------
   TOTAL CREDIT CARD                        $ 2,202    $ 2,198    $ 2,139    $ 2,113    $ 2,383    $ 2,487    $ 2,514    $ 2,336
                                            =========================================   =========================================

AVERAGE SECURITIES (AT COST)
Mortgage-backed securities                  $ 5,010    $ 4,880    $ 5,180    $ 5,397    $ 5,611    $ 6,078    $ 7,992    $ 9,196
Other investment securities                   2,603      2,677      2,844      3,333      3,154      3,921      4,275      4,593
                                            -----------------------------------------   -----------------------------------------
  Total taxable securities                    7,613      7,557      8,024      8,730      8,765      9,999     12,267     13,789
Tax-exempt securities                           709        719        744        761        778        787        797        811
                                            -----------------------------------------   -----------------------------------------
  TOTAL SECURITIES                          $ 8,322    $ 8,276    $ 8,768    $ 9,491    $ 9,543    $10,786    $13,064    $14,600
                                            =========================================   =========================================

AVERAGE DEPOSITS
Noninterest bearing deposits                $12,526    $11,611    $11,550    $10,781    $10,682    $10,837    $10,934    $10,716
NOW and money market accounts                18,840     18,378     17,963     17,276     16,803     16,473     16,477     16,443
Savings accounts                              2,602      2,664      2,753      2,835      2,958      3,139      3,321      3,413
Consumer time deposits                       14,902     15,259     15,459     15,725     15,764     15,652     15,385     15,019
                                            -----------------------------------------   -----------------------------------------
    Core deposits                            48,870     47,912     47,725     46,617     46,207     46,101     46,117     45,591
Brokered retail CDs                           5,052      4,858      4,920      3,666      1,984      1,733      1,757      1,699
Other deposits                                1,057      1,146      1,187      1,304      1,217      1,105      1,124      1,126
Foreign deposits                              5,757      4,847      4,241      2,390      3,275      2,974      2,862      3,400
                                            -----------------------------------------   -----------------------------------------
  TOTAL DEPOSITS                            $60,736    $58,763    $58,073    $53,977    $52,683    $51,913    $51,860    $51,816
                                            =========================================   =========================================

SELECTED RATIOS
Average loans to deposits                    113.10%    116.50%    115.64%    122.69%    122.71%    119.91%    120.59%    117.81%
Average loans to core deposits               140.56     142.89     140.72     142.06     139.90     135.03     135.61     133.89
Average loans to earning assets               76.88      79.52      79.93      83.03      83.56      81.50      79.13      77.88
Average securities to earning assets           9.31       9.61      10.44      11.90      12.34      14.12      16.53      18.63

                                                              1999
                                            -----------------------------------------
                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                            -----------------------------------------
AVERAGE LOANS
Commercial                                  $22,988    $22,066    $22,228    $22,154
Real estate - commercial                      6,141      6,238      6,275      6,305
Real estate - residential                    10,047      9,750      9,779     10,097
Consumer                                     14,045     13,664     13,834     13,785
Credit card                                   2,224      2,088      1,953      1,829
Home equity                                   3,561      3,336      3,188      3,149
                                            -----------------------------------------
  TOTAL LOANS                               $59,006    $57,142    $57,257    $57,319
                                            =========================================
MEMO:
Securitized credit card balances (avg)      $   500    $   548    $   637    $   725
Securitized credit card balances (eop)          500        500        590        680

Total managed credit card balances (avg)*   $ 2,060    $ 2,006    $ 1,997    $ 1,990
Total managed credit card balances (eop)*     2,155      2,050      2,026      1,958

AVERAGE SELECTED PORTFOLIO BALANCES:

DEALER
   Floorplan loans
   Automobile leases
   Installment loans

   TOTAL DEALER


ALTEGRA NONCONFORMING
   Altegra/Loan Zone originated loans
   First Franklin originated loans

   TOTAL ALTEGRA NONCONFORMING


EDUCATION FINANCE
   Student loans
   Commercial loan

   TOTAL EDUCATION FINANCE


NATIONAL HOME EQUITY
   Revolving lines of credit
   Installment loans

   TOTAL NATIONAL HOME EQUITY


CREDIT CARD
   Credit card
   Personal lines of credit
   Business lines of credit

   TOTAL CREDIT CARD


AVERAGE SECURITIES (AT COST)
Mortgage-backed securities                  $ 9,752    $ 9,105    $ 8,800    $ 9,320
Other investment securities                   4,813      4,895      4,961      4,907
                                            -----------------------------------------
  Total taxable securities                   14,565     14,000     13,761     14,227
Tax-exempt securities                           838        851        877        899
                                            -----------------------------------------
  TOTAL SECURITIES                          $15,403    $14,851    $14,638    $15,126
                                            =========================================

AVERAGE DEPOSITS
Noninterest bearing deposits                $11,278    $11,338    $11,542    $11,681
NOW and money market accounts                16,580     16,742     16,997     16,899
Savings accounts                              3,605      3,795      3,922      3,955
Consumer time deposits                       14,578     14,461     14,883     15,581
                                            -----------------------------------------
    Core deposits                            46,041     46,336     47,344     48,116
Brokered retail CDs                           1,792      1,741      1,658      1,554
Other deposits                                1,349      1,167      1,199      1,757
Foreign deposits                              3,105      2,389      2,342      3,030
                                            -----------------------------------------
  TOTAL DEPOSITS                            $52,287    $51,633    $52,543    $54,457
                                            =========================================

SELECTED RATIOS
Average loans to deposits                    112.85%    110.67%    108.97%    105.26%
Average loans to core deposits               128.16     123.32     120.94     119.13
Average loans to earning assets               75.88      76.22      76.10      74.91
Average securities to earning assets          19.81      19.81      19.46      19.77


* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                2001                                        2000
                                             ------------------------------------------  -------------------------------------------

                                              4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR     2ND QTR    1ST QTR
                                             ------------------------------------------  -------------------------------------------
Per common share:
  Basic net income                           $    .57   $    .59   $    .58   $    .56   $    .50   $    .55    $    .56   $    .53
  Diluted net income                              .57        .58        .57        .55        .50        .54         .56        .53
  Trailing four quarters basic net income        2.30       2.23       2.19       2.17       2.14       2.20        2.23       2.23
  Trailing four quarters diluted net income      2.27       2.20       2.16       2.15       2.13       2.18        2.21       2.21
  Dividend declared                              .295       .295       .285       .285       .285       .285        .285         --
  Dividend paid                                  .295       .295       .285       .285       .285       .285        .285       .285
Dividend payout ratio*                          51.75%     50.86%     50.00%     51.82%     57.00%     52.78%      50.89%       n/a
Dividend yield (annualized)**                    4.04       3.94       3.70       4.26       3.97       5.18        6.68       5.53
P/E ratio***                                    12.88x     13.61x     14.25x     12.44x     13.50x     10.09x       7.72x      9.33x

Average basic shares outstanding****          606,940    605,005    601,529    600,889    608,523    608,277     606,928    605,766
Average diluted shares outstanding****        612,984    613,829    610,782    610,100    615,467    613,232     611,070    610,694
Ending common shares outstanding****          607,355    606,005    603,093    600,750    609,189    608,398     607,434    606,228

Common stock price:
  High                                       $  30.30   $  32.70   $  30.86   $  30.31   $  29.75   $  23.13    $  22.75   $  23.56
  Low                                           26.15      26.00      25.56      23.69      18.50      17.19       16.00      17.19
  Close                                         29.24      29.95      30.78      26.75      28.75      22.00       17.06      20.63

Book value per common share                  $  12.15   $  11.87   $  11.52   $  11.19   $  11.06   $  10.58    $  10.05   $   9.71
Tangible book value per common share            10.23       9.91       9.52       9.23       9.09       8.54        7.97       7.59
Other comprehensive income (loss) per share       .12        .11        .08        .05        .10       (.16)       (.43)      (.47)

Market to book value                            240.7%     252.3%     267.2%     239.1%     259.9%     207.9%      169.8%     212.5%

Market capitalization of common stock        $ 17,759   $ 18,150   $ 18,563   $ 16,070   $ 17,514   $ 13,385    $ 10,363   $ 12,506

Common dividends declared                    $  179.0   $  178.4   $  171.3   $  171.1   $  173.4   $  173.2    $  173.0         --
Preferred dividends declared                       --         .1         .4         .5         .4         .4          .5         --

Common dividends paid                        $  179.7   $  177.7   $  171.3   $  171.1   $  173.4   $  173.1    $  172.9   $  172.9
Preferred dividends paid                           .2         .4         .4         .5         .4         .5          .4         .5

                                                                               1999
                                                 ---------------------------------------------------------------

                                                    4TH QTR          3RD QTR          2ND QTR         1ST QTR
                                                 ---------------------------------------------------------------
Per common share:
  Basic net income                               $        .56     $        .58     $        .56    $        .55
  Diluted net income                                      .55              .57              .56             .54
  Trailing four quarters basic net income                2.25             2.13             2.08            2.03
  Trailing four quarters diluted net income              2.22             2.10             2.05            1.99
  Dividend declared                                      .285              .27              .27             .26
  Dividend paid                                           .27              .27              .26             .26
Dividend payout ratio*                                  51.82%           47.37%           48.21%          48.15%
Dividend yield (annualized)**                            4.81             4.05             3.30            3.13
P/E ratio***                                            10.67x           12.71x           15.98x          16.68x

Average basic shares outstanding****                  613,878          616,884          623,117         640,989
Average diluted shares outstanding****                620,784          624,581          633,280         652,221
Ending common shares outstanding****                  607,058          616,565          618,131         628,842

Common stock price:
  High                                           $      31.44     $      33.38     $      36.75    $      37.81
  Low                                                   22.13            26.13            31.44           33.09
  Close                                                 23.69            26.69            32.75           33.19

Book value per common share                      $       9.39     $       9.54     $       9.44    $       9.90
Tangible book value per common share                     7.23             7.51             7.76            8.15
Other comprehensive income (loss) per share              (.30)            (.10)             .03             .32

Market to book value                                    252.3%           279.8%           346.9%          335.3%

Market capitalization of common stock            $     14,381     $     16,456     $     20,244    $     20,871

Common dividends declared                        $      172.7     $      166.5     $      166.7    $      163.8
Preferred dividends declared                               .4               .5               .4              .4

Common dividends paid                            $      166.6     $      166.9     $      163.2    $      169.9
Preferred dividends paid                                   .4               .5               .5              .5

*        Dividend declared divided by diluted net income per common share

**       Dividend declared (annualized) divided by quarter-end stock price

*** Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

****     In thousands

n/a      Not applicable

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                               2001                                2000
                                            ---------------------------------------------   ---------------------
                                            4TH QTR     3RD QTR     2ND QTR     1ST QTR     4TH QTR     3RD QTR
                                            ---------------------------------------------   ---------------------
FUNDING
LONG-TERM DEBT:
Total parent company debt                    $1,968.7    $2,008.7    $1,948.3    $1,962.7    $1,960.5   $1,960.9
Subsidiary debt:
  Subordinated debt                           1,654.8     1,189.3     1,141.8     1,148.9     1,118.8    1,118.6
  Senior bank notes                           9,761.7     9,553.7     9,480.8     8,981.2     11,654.3   9,495.0
  Capital securities                            180.0       180.0       180.0       180.0       180.0      180.0
  FHLB advances and other                     3,751.0     3,751.1     3,742.8     3,236.7     3,231.2    2,881.1
                                            ---------------------------------------------   ---------------------
    Total subsidiary debt                    15,347.5    14,674.1    14,545.4    13,546.8    16,184.3   13,674.7
                                            ---------------------------------------------   ---------------------
  TOTAL LONG-TERM DEBT                      $17,316.2   $16,682.8   $16,493.7   $15,509.5   $18,144.8  $15,635.6
                                            =============================================   =====================

BORROWED FUNDS:
U.S. Treasury demand notes                   $8,190.6    $1,065.6    $2,872.1    $ 792.8     $ 413.9    $1,583.2
Commercial paper                                385.4       420.3       507.2       768.3       368.6      505.2
Other                                             2.7        49.9       106.6        83.2       121.2      194.9
                                            ---------------------------------------------   ---------------------
    TOTAL BORROWED FUNDS                     $8,578.7    $1,535.8    $3,485.9    $1,644.3    $ 903.7    $2,283.3
                                            =============================================   =====================

STOCKHOLDERS' EQUITY
Preferred stock                               $    .7     $   7.6     $  29.5     $  30.0     $  30.0    $  30.0
Common stock                                  7,380.5     7,194.5     6,950.4     6,724.0     6,739.8    6,437.4
                                            ---------------------------------------------   ---------------------
  TOTAL STOCKHOLDERS' EQUITY                 $7,381.2    $7,202.1    $6,979.9    $6,754.0    $6,769.8   $6,467.4
                                            =============================================   =====================

Accumulated OCI, Net of Tax:
SFAS 115 unrealized gain (loss), net          $ 101.8     $ 171.5     $ 100.7     $  84.6     $  60.6    ($ 96.9)
SFAS 133 unrealized loss, net                   (33.4)     (106.8)      (52.2)      (52.1)         --         --
SFAS 140 unrealized gain on retained
   interests in credit card trust                 3.9         1.7          --          --          --         --

BANK STOCK FUND
Cost basis of investments                     $ 399.9     $ 351.0     $ 381.4     $ 337.3     $ 569.7    $ 650.5
Unrealized gains (losses), net                   44.9        29.1        64.3        33.9        99.1       41.6
                                            ---------------------------------------------   ---------------------
  FAIR MARKET VALUE OF INVESTMENTS            $ 444.8     $ 380.1     $ 445.7     $ 371.2     $ 668.8    $ 692.1
                                            =============================================   =====================

INTANGIBLE ASSETS
Goodwill                                     $1,086.0    $1,103.2    $1,116.6    $1,106.4    $1,124.0   $1,157.0
Core deposit intangible                          33.4        36.0        38.5        41.1        43.7       46.2
Purchased credit card relationships               2.9         3.2         3.5         3.5         3.8        4.6
Other intangibles                                45.1        44.1        48.5        28.6        29.8       31.1
                                            ---------------------------------------------   ---------------------
  TOTAL INTANGIBLE ASSETS                    $1,167.4    $1,186.5    $1,207.1    $1,179.6    $1,201.3   $1,238.9
                                            =============================================   =====================

MEMO:
Parent Company investment in subsidiaries    $8,798.1    $8,862.8    $8,655.6    $8,408.9    $7,887.3   $7,626.1
Parent Company intangible assets                 58.6        91.2        76.4        78.1        79.9       81.6
Double leverage ratio *                        1.20 x      1.24 x      1.25 x      1.26 x      1.18 x     1.19 x

RISK-BASED CAPITAL
Tier 1 capital                               $6,268.7    $6,100.2    $5,855.1    $5,686.2    $5,636.5   $5,554.7
Total risk-based capital                     10,135.4    9,470.5     9,264.4     9,160.7     9,191.1    9,157.7
Risk-weighted assets                         89,366.5    84,063.0    82,957.2    80,087.0    80,274.9   76,208.6

Tier 1 capital ratio                            7.01%       7.26%       7.06%       7.10%       7.02%      7.29%
Total risk-based capital ratio                 11.34       11.27       11.17       11.44       11.45      12.03
Leverage ratio                                  6.38        6.55        6.46        6.59        6.70       6.67

STOCK REPURCHASE ACTIVITY
Number of shares repurchased                      --          --          --         9.3          .1         .2
Average price of repurchased shares               --          --          --     $ 17.84     $ 21.02    $ 20.60
Total cost                                        --          --          --      166.20        2.20       5.10
Shares remaining under authorization            15.6        15.6        15.6        15.6        24.9       25.0

SELECTED RATIOS AND OTHER
Debt to equity                                234.60%     231.64%     236.30%     229.63%     268.03%    241.76%
Debt to total capitalization                   70.11       69.85       70.26       69.66       72.83      70.74
Equity to assets                                6.98        7.49        7.39        7.44        7.65       7.60
Common equity to assets                         6.97        7.48        7.36        7.40        7.61       7.57
Equity to assets (tangible)**                   5.94        6.33        6.19        6.22        6.38       6.24
Common equity to assets (tangible)**            5.94        6.32        6.16        6.19        6.34       6.20

Minority interest                            $  58.3     $  53.0     $  48.4     $  50.7     $  46.6    $  44.6

                                                    2000                               1999
                                            ---------------------   --------------------------------------------
                                             2ND QTR    1ST QTR     4TH QTR     3RD QTR     2ND QTR    1ST QTR
                                            ---------------------   --------------------------------------------
FUNDING
LONG-TERM DEBT:
Total parent company debt                    $1,960.5    $2,060.3    $2,060.1    $2,124.9    $2,126.2   $1,428.1
Subsidiary debt:
  Subordinated debt                           1,118.4     1,119.2     1,119.2     1,119.1     1,118.9    1,118.8
  Senior bank notes                          10,140.8    10,790.6     8,918.6     8,718.4     7,527.3    6,987.1
  Capital securities                            180.0       180.0       180.0       180.0       180.0      679.9
  FHLB advances and other                     2,757.2     2,833.0     2,760.1     2,662.6     2,364.9    2,465.1
                                            ---------------------   --------------------------------------------
    Total subsidiary debt                    14,196.4    14,922.8    12,977.9    12,680.1    11,191.1   11,250.9
                                            ---------------------   --------------------------------------------
  TOTAL LONG-TERM DEBT                      $16,156.9   $16,983.1   $15,038.0   $14,805.0   $13,317.3  $12,679.0
                                            =====================   ============================================

BORROWED FUNDS:
U.S. Treasury demand notes                   $6,168.4    $4,304.1    $9,228.2    $4,562.6    $2,912.0    $ 895.6
Commercial paper                                784.7     1,219.9       313.4       450.0       918.0      950.7
Other                                            21.7        16.8       231.0       694.8       665.8      994.7
                                            ---------------------   --------------------------------------------
    TOTAL BORROWED FUNDS                     $6,974.8    $5,540.8    $9,772.6    $5,707.4    $4,495.8   $2,841.0
                                            =====================   ============================================

STOCKHOLDERS' EQUITY
Preferred stock                               $  30.0     $  30.0     $  30.2     $  30.5     $  30.5    $  30.5
Common stock                                  6,103.5     5,887.6     5,697.5     5,883.8     5,836.7    6,226.4
                                            ---------------------   --------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                 $6,133.5    $5,917.6    $5,727.7    $5,914.3    $5,867.2   $6,256.9
                                            =====================   ============================================

Accumulated OCI, Net of Tax:
SFAS 115 unrealized gain (loss), net          ($258.3)    ($286.6)    ($179.4)    ($ 62.1)    $  20.3    $ 200.5
SFAS 133 unrealized loss, net                      --          --          --          --          --         --
SFAS 140 unrealized gain on retained
   interests in credit card trust                  --          --          --          --          --         --

BANK STOCK FUND
Cost basis of investments                     $ 745.1     $ 721.0     $ 486.5     $ 478.1     $ 452.8    $ 488.3
Unrealized gains (losses), net                  (65.9)        0.3        64.4       128.4       184.0      223.6
                                            ---------------------   --------------------------------------------
  FAIR MARKET VALUE OF INVESTMENTS            $ 679.2     $ 721.3     $ 550.9     $ 606.5     $ 636.8    $ 711.9
                                            =====================   ============================================

INTANGIBLE ASSETS
Goodwill                                     $1,175.9    $1,193.1    $1,210.4    $1,174.4    $ 962.4    $1,025.3
Core deposit intangible                          48.8        51.4        54.0        56.5       59.1        61.7
Purchased credit card relationships               5.5         6.4         7.2         8.1        11.1       12.1
Other intangibles                                32.3        33.4        34.8        15.6         4.6        4.8
                                            ---------------------   --------------------------------------------
  TOTAL INTANGIBLE ASSETS                    $1,262.5    $1,284.3    $1,306.4    $1,254.6    $1,037.2   $1,103.9
                                            =====================   ============================================

MEMO:
Parent Company investment in subsidiaries    $7,477.2    $7,200.6    $7,013.3    $7,199.4    $7,784.0   $7,777.3
Parent Company intangible assets                 83.3        85.0        86.7        88.5        93.6       95.3
Double leverage ratio *                        1.23 x      1.23 x         n/a         n/a         n/a        n/a

RISK-BASED CAPITAL
Tier 1 capital                               $5,357.6    $5,147.4    $4,828.0    $4,948.6    $5,037.6   $5,152.9
Total risk-based capital                      8,977.0     8,645.5     8,190.2     8,379.6     8,544.2    8,388.6
Risk-weighted assets                         75,250.1    73,892.2    73,027.4    71,837.8    70,518.1   70,157.2

Tier 1 capital ratio                            7.12%       6.97%       6.61%       6.89%       7.14%      7.34%
Total risk-based capital ratio                 11.93       11.70       11.22       11.66       12.12      11.96
Leverage ratio                                  6.23        6.05        5.72        6.07        6.06       6.13

STOCK REPURCHASE ACTIVITY
Number of shares repurchased                      --         2.2        10.8         2.7        12.7       26.4
Average price of repurchased shares               --     $ 21.93     $ 24.56     $ 30.88     $ 34.24    $ 35.07
Total cost                                        --       47.10      261.80       84.80      435.90     927.60
Shares remaining under authorization            25.2        25.2        27.4         8.2        10.9       23.6

SELECTED RATIOS AND OTHER
Debt to equity                                263.42%     286.99%     262.55%     250.33%     226.98%    202.64%
Debt to total capitalization                   72.48       74.16       72.42       71.46       69.42      66.96
Equity to assets                                7.25        6.81        6.57        6.95        6.98       7.44
Common equity to assets                         7.21        6.78        6.54        6.92        6.95       7.40
Equity to assets (tangible)**                   5.84        5.41        5.15        5.56        5.82       6.21
Common equity to assets (tangible)**            5.81        5.38        5.12        5.52        5.78       6.17

Minority interest                            $  42.8     $  41.2     $  40.0     $  38.7     $  36.8    $  35.3

* Parent Company investment in subsidiaries and intangible assets divided by consolidated equity
**   Period-end, less intangible assets
n/a  Not available

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              NET INTEREST MARGIN

                                                          2001                               2000
                                          -------------------------------------       ------------------
                                          4TH QTR   3RD QTR   2ND QTR   1ST QTR       4TH QTR  3RD QTR
                                          -------------------------------------       ------------------
NET INTEREST MARGIN
  Loans *                                 6.90%      7.65%      7.98%      8.72%      9.08%      9.05%
  Securities                              5.81       6.26       6.39       6.29       6.35       6.33
  Other earning assets                    5.38       6.07       5.24       9.04       9.44       8.73
RATE ON EARNING ASSETS                    6.79       7.51       7.79       8.44       8.74       8.67

INTEREST BEARING LIABILITIES

  Core deposits                           3.05       3.64       4.08       4.55       4.71       4.58
  Purchased deposits                      2.46       3.75       4.49       5.72       6.52       6.48
  Other purchased funding                 3.06       4.15       4.92       6.03       6.69       6.67
RATE ON INTEREST BEARING LIABILITIES      2.96       3.84       4.44       5.23       5.62       5.53

NET INTEREST SPREAD                       3.83       3.67       3.35       3.21       3.12       3.14
Contribution of noninterest bearing
   sources of funds                        .42        .53        .63        .71        .78        .76
                                          -------------------------------------       ------------------
NET INTEREST MARGIN                       4.25%      4.20%      3.98%      3.92%      3.90%      3.90%
                                          =====================================       ==================

                                                2000                               1999
                                          -----------------       -------------------------------------
                                          2ND QTR   1ST QTR       4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                          -----------------       -------------------------------------
NET INTEREST MARGIN
  Loans *                                   8.82%      8.56%      8.38%      8.23%      8.13%      8.14%
  Securities                                6.35       6.38       6.33       6.32       6.22       6.38
  Other earning assets                      7.51       6.88       6.58       5.83       5.15       5.22
RATE ON EARNING ASSETS                      8.41       8.14       7.96       7.83       7.72       7.75

INTEREST BEARING LIABILITIES

  Core deposits                             4.32       4.10       3.89       3.75       3.71       3.87
  Purchased deposits                        6.18       5.73       5.41       5.00       4.79       4.77
  Other purchased funding                   6.37       5.98       5.69       5.28       5.06       4.96
RATE ON INTEREST BEARING LIABILITIES        5.30       5.00       4.72       4.42       4.29       4.33

NET INTEREST SPREAD                         3.11       3.14       3.24       3.41       3.43       3.42
Contribution of noninterest bearing
   sources of funds                          .69        .65        .63        .62        .61        .60
                                          -----------------       -------------------------------------
NET INTEREST MARGIN                         3.80%      3.79%      3.87%      4.03%      4.04%      4.02%
                                          =================       =====================================

*    Includes loans held for sale or securitization

                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                                          2001                               2000
                                          -------------------------------------       ------------------
                                          4TH QTR   3RD QTR   2ND QTR   1ST QTR       4TH QTR  3RD QTR
                                          -------------------------------------       ------------------
Deposit service charges                   $ 122.7   $ 117.3   $ 117.5    $ 111.8     $ 113.0   $ 115.4
Item processing revenue                     122.2     120.3     115.7      106.4       118.8     112.1
Trust and investment management fees         72.5      79.4      86.0       81.9        81.1      79.8
Mortgage banking:
    Core revenue (see detail on p. 8)       131.9     113.5     145.0      100.5       109.6     110.5
    Mortgage servicing asset impairment     (36.0)    (33.0)    (24.4)    (198.3)         --        --
Card-related fees                            43.6      42.7      38.5       44.7        44.5      41.1
Ineffective hedge and other derivative
  gains, net                                 78.5      50.5       2.8      231.1         6.1       2.8
Other service fees                           26.6      36.6      25.8       26.2        24.3      24.0
Brokerage revenue                            28.1      22.3      23.7       23.4        23.4      23.2
All other                                    65.2      47.6     151.4       70.8        84.0      82.0
                                          -------------------------------------       ------------------
  FEES AND OTHER INCOME                     655.3     597.2     682.0      598.5       604.8     590.9
Securities gains (losses), net               18.5      21.2      17.0       88.1        50.7      27.5
                                          -------------------------------------       ------------------
  TOTAL NONINTEREST INCOME                $ 673.8   $ 618.4   $ 699.0    $ 686.6      $655.5   $ 618.4
                                          =====================================       ==================

                                                2000                                         1999
                                          -----------------       -------------------------------------
                                          2ND QTR   1ST QTR       4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                          -----------------       -------------------------------------
Deposit service charges                   $ 108.1   $ 106.3      $ 108.3    $ 107.4   $ 104.8   $  99.9
Item processing revenue                     107.3     101.2        104.5       97.4     111.5     128.3
Trust and investment management fees         90.1      83.6         82.3       81.1      80.7      81.8
Mortgage banking:
    Core revenue (see detail on p. 8)       147.6     111.3        126.0       81.1      89.2      93.0
    Mortgage servicing asset impairment        --        --           --         --        --        --
Card-related fees                            38.6      36.8         42.7       42.5      42.9      38.7
Ineffective hedge and other derivative
  gains, net                                  4.2       5.2          5.2        5.6       3.5       3.5
Other service fees                           30.9      24.3         21.4       22.7      21.4      24.9
Brokerage revenue                            24.6      27.0         26.0       24.5      29.1      24.4
All other                                   122.9      61.7         62.9       66.3      60.5      96.4
                                          -----------------       -------------------------------------
  FEES AND OTHER INCOME                     674.3     557.4        579.3      528.6     543.6     590.9
Securities gains (losses), net              (42.8)     21.5         37.1       20.3      57.3      23.7
                                          -----------------       -------------------------------------
  TOTAL NONINTEREST INCOME                $ 631.5   $ 578.9       $616.4    $ 548.9   $ 600.9   $ 614.6
                                          =================       =====================================

                              NONINTEREST EXPENSE
                                ($ in millions)

                                                          2001                               2000
                                          -------------------------------------       ------------------
                                          4TH QTR   3RD QTR   2ND QTR   1ST QTR       4TH QTR  3RD QTR
                                          -------------------------------------       ------------------
Salaries, benefits, and other personnel   $ 448.9   $ 418.2   $ 432.8   $ 410.4      $ 413.1   $ 406.0
Equipment                                    64.7      53.6      60.7      60.0         58.0      56.0
Net occupancy                                53.6      52.2      53.5      53.5         52.0      52.7
Third-party services                         60.3      49.9      50.0      43.6         52.6      51.2
Card-related fees                            57.5      50.3      47.6      43.5         48.6      40.4
Intangibles amortization                     21.6      21.9      21.0      21.1         21.9      22.0
Telephone                                    21.1      21.3      20.9      21.3         22.1      20.5
Marketing and public relations                7.1      23.6      24.1      16.5         18.8      18.8
Postage                                      18.2      17.1      18.9      18.5         17.1      18.2
Travel and entertainment                     15.9      14.1      14.0      13.6         16.0      14.8
Supplies                                     15.6      13.5      13.8      12.7         12.3      11.5
State and local taxes                        12.4      13.0      13.6      13.4         10.4      12.9
FDIC assessments                              2.5       2.5       2.4       2.4          2.5       2.5
OREO expense, net                             4.3       2.0       1.4        .7           .2       (.1)
All other                                    80.6      62.3      65.4      73.8        108.8      57.9
                                          -------------------------------------       ------------------
 TOTAL NONINTEREST EXPENSE                $ 884.3   $ 815.5   $ 840.1   $ 805.0       $854.4   $ 785.3
                                          =====================================       ==================

MEMO: FTE employees                        32,360    31,933    36,153    35,999       36,097    36,766

                                                2000                               1999
                                          -----------------       -------------------------------------
                                          2ND QTR   1ST QTR       4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                          -----------------       -------------------------------------
Salaries, benefits, and other personnel   $ 401.3   $ 406.9       $ 400.3   $ 367.7   $ 389.6   $ 400.8
Equipment                                    57.8      57.7          56.5      47.6      52.9      52.8
Net occupancy                                51.8      52.7          49.8      48.9      49.3      54.1
Third-party services                         48.5      45.1          49.7      49.3      48.5      45.6
Card-related fees                            40.5      38.2          40.4      37.3      38.0      33.6
Intangibles amortization                     22.0      22.1          21.1      19.2      17.6      17.5
Telephone                                    18.4      20.3          20.3      15.1      19.6      19.0
Marketing and public relations               23.4      22.7          23.3      15.6      14.8      10.8
Postage                                      18.7      17.6          17.8      16.2      18.1      18.5
Travel and entertainment                     15.1      13.6          14.6      12.6      12.7      11.9
Supplies                                     13.0      13.0          13.6      13.4      11.8      16.5
State and local taxes                         8.1       7.7          14.5      13.0      12.4      12.8
FDIC assessments                              2.5       2.2           2.6       1.4       1.7       2.4
OREO expense, net                              .1        .3            .7       1.4        .6      (1.5)
All other                                    63.9      39.0          54.9      47.2      69.7      44.4
                                          -----------------       -------------------------------------
 TOTAL NONINTEREST EXPENSE                $ 785.1   $ 759.1       $ 780.1   $ 705.9   $ 757.3   $ 739.2
                                          =================       =====================================

MEMO: FTE employees                        37,704    37,458        38,054    37,267    37,804    39,742

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                    LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                ($ IN MILLIONS)


                                                          2001                              2000
                                         --------------------------------------      ------------------
                                          4TH QTR   3RD QTR   2ND QTR   1ST QTR      4TH QTR  3RD QTR
                                         --------------------------------------      ------------------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance           $ 1,008.4   $ 989.9   $ 929.7   $ 928.6       $ 945.5  $ 970.3
Provision                                   209.0     160.0     152.9      83.4          81.4     70.4
Allowance related to loans acquired
   (sold or securitized)                    (72.5)     (2.4)       --        .9         (17.1)   (25.0)
Net charge-offs:
  Commercial                                 57.0      68.4      33.2      24.4          23.6     15.0
  Real estate - commercial                    1.4       5.6       1.6       1.7           1.2       .7
  Real estate - residential                  24.9      12.8      11.2       9.8           6.4      6.0
  Consumer                                   38.3      34.0      24.6      27.5          26.8     26.3
  Credit card                                21.9      15.2      19.6      18.5          21.7     21.9
  Home equity                                 4.1       3.1       2.5       1.3           1.5       .3
                                          -------------------------------------       ------------------
Total net charge-offs                       147.6     139.1      92.7      83.2          81.2     70.2
                                          -------------------------------------       ------------------
Ending loan loss allowance                $ 997.3  $1,008.4   $ 989.9   $ 929.7       $ 928.6  $ 945.5
                                          =====================================       ==================


Memo:
Net charge-offs on securitized credit
   cards                                  $  13.4   $  12.8   $  14.3   $   9.7       $   6.7  $   2.5
Net charge-offs on managed credit
   cards*                                 $  29.1   $  21.7   $  30.3   $  24.3       $  24.9  $  20.3

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
Commercial                                    .84%      .99%      .48%      .37%          .36%     .24%
Real estate - commercial                      .07       .33       .10       .10           .07      .04
Real estate - residential                     .67       .36       .33       .29           .20      .21
Consumer                                     1.27      1.09       .80       .93           .88      .86
Credit card                                  3.95      2.75      3.67      3.55          3.62     3.51
Home equity                                   .29       .23       .20       .11           .13      .03
                                          -------------------------------------       ------------------
  TOTAL NET CHARGE-OFFS                       .85%      .81%      .55%      .51%          .50%     .45%
                                          =====================================       ==================

MEMO:

Securitized credit card                      5.34%     5.09%     5.75%     4.50%         3.89%    2.20%

Managed credit card*                         5.22%     3.88%     5.52%     4.43%         4.45%    3.77%

                                                2000                               1999
                                          -----------------       -------------------------------------
                                          2ND QTR   1ST QTR       4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                          -----------------       -------------------------------------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance             $ 970.6   $ 970.5       $ 970.7   $ 970.2   $ 970.3   $ 970.2
Provision                                    68.7      66.3          66.6      55.5      59.6      68.0
Allowance related to loans acquired
   (sold or securitized)                      (.3)       --           (.2)      (.1)       .3        .1
Net charge-offs:
  Commercial                                 21.4      18.5          15.2      11.9      25.1       9.5
  Real estate - commercial                    2.4      (1.4)           .4        .5      (2.7)       --
  Real estate - residential                   5.9       5.2           5.4       3.7       2.2       3.7
  Consumer                                   17.9      23.4          25.3      20.1      14.6      32.1
  Credit card                                19.8      20.0          19.6      18.5      19.7      21.8
  Home equity                                 1.3        .4            .7        .2       1.0       1.0
                                          -----------------       -------------------------------------
Total net charge-offs                        68.7      66.2          66.6      54.9      60.0      68.0
                                          -----------------       -------------------------------------
Ending loan loss allowance                $ 970.3   $ 970.6       $ 970.5   $ 970.7   $ 970.2   $ 970.3
                                          =================       =====================================


Memo:
Net charge-offs on securitized credit
   cards                                  $   3.2   $   4.4       $   5.4   $   5.8   $   8.1   $   8.6
Net charge-offs on managed credit
   cards*                                 $  19.9   $  21.2       $  22.4   $  22.2   $  25.7   $  27.6

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
Commercial                                    .35%      .32%          .26%      .21%      .45%      .17%
Real estate - commercial                      .16      (.09)          .03       .03      (.17)      .00
Real estate - residential                     .21       .18           .21       .15       .09       .15
Consumer                                      .52       .65           .71       .58       .41       .95
Credit card                                  3.16      3.45          3.50      3.52      4.05      4.83
Home equity                                   .13       .04           .08       .03       .12       .13
                                          -----------------       -------------------------------------
  TOTAL NET CHARGE-OFFS                       .44%      .44%          .45%      .38%      .42%      .48%
                                          =================       =====================================

MEMO:

Securitized credit card                      4.00%     4.04%         4.28%     4.20%       5.10%     4.81%

Managed credit card*                         3.82%     4.11%         4.32%     4.39%       5.16%     5.62%

* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document

                              NONPERFORMING ASSETS
                                ($ in millions)

                                                          2001                             2000
                                          -------------------------------------      ------------------
                                          4TH QTR   3RD QTR   2ND QTR   1ST QTR      4TH QTR  3RD QTR
                                          -------------------------------------      ------------------
NONPERFORMING ASSETS
Commercial                                $ 364.2    $ 354.1  $ 266.3   $ 216.5      $ 183.2   $ 170.8
Real estate - commercial                     63.9       56.1     56.1      57.1         67.0      69.3
Real estate - residential                   165.9      176.6    134.3     130.4        118.8      97.5
                                          -------------------------------------      -------------------
  Total nonperforming loans                 594.0      586.8    456.7     404.0        369.0     337.6
Other real estate owned                      64.3       62.1     52.0      43.1         33.3      27.7
                                          -------------------------------------      -------------------
  TOTAL NONPERFORMING ASSETS              $ 658.3    $ 648.9  $ 508.7   $ 447.1      $ 402.3   $ 365.3
                                          =====================================      ===================

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                $  57.9    $  70.9  $ 103.0   $  59.7      $  50.0   $  53.9
Real estate - commercial                     29.6       35.5     19.5      21.1         22.6      18.6
Real estate - residential                   396.9      380.0    307.0     300.7        229.6     198.3
Consumer                                     27.9       22.6     19.9      20.0         25.8      26.4
Credit card                                  12.4       11.1     10.2      11.6          6.1       6.6
Home Equity                                  17.0       10.1      8.4      10.0          7.7       6.5
                                          -------------------------------------      -------------------
  TOTAL LOANS 90+ DAYS PAST DUE           $ 541.7    $ 530.2  $ 468.0   $ 423.1      $ 341.8   $ 310.3
                                          =====================================      ===================

NPAs to loans and OREO                        .97%       .94%     .75%      .67%         .61%      .57%
NPAs to total assets                          .62        .67      .54       .49          .45       .43
Loan loss allowance to nonperforming
   loans                                   167.90     171.85   216.75    230.12       251.65    280.07
Loan loss allowance to loans                 1.47       1.46     1.46      1.39         1.42      1.49

                                                2000                              1999
                                          -----------------      -------------------------------------
                                          2ND QTR   1ST QTR      4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                          -----------------      -------------------------------------
NONPERFORMING ASSETS
Commercial                                $ 155.5   $ 138.6       $ 130.4   $ 106.9   $ 100.1    $ 122.6
Real estate - commercial                     75.5      76.2          68.5      60.4      63.9       63.2
Real estate - residential                    82.7      76.0          70.3      68.8      58.8       56.7
                                          -----------------       --------------------------------------
  Total nonperforming loans                 313.7     290.8         269.2     236.1     222.8      242.5
Other real estate owned                      25.6      23.3          19.9      23.9      26.7       29.4
                                          -----------------       --------------------------------------
  TOTAL NONPERFORMING ASSETS              $ 339.3   $ 314.1       $ 289.1   $ 260.0   $ 249.5    $ 271.9
                                          =================       ======================================

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                $  55.3   $  51.1       $  36.4   $  50.9   $  39.3    $  59.5
Real estate - commercial                     13.2      20.8           9.0      17.8      18.6       13.2
Real estate - residential                   141.9     139.1         143.2     135.4     113.1      114.1
Consumer                                     22.2      22.7          23.9      17.2      15.1       15.8
Credit card                                  10.4      11.7          13.2      18.0       9.4       15.0
Home Equity                                   6.4       4.6           4.3       4.7       4.1        5.6
                                          -----------------       --------------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE           $ 249.4   $ 250.0       $ 230.0   $ 244.0   $ 199.6    $ 223.2
                                          =================       ======================================

NPAs to loans and OREO                        .55%      .51%          .48%      .45%      .44%       .47%
NPAs to total assets                          .40       .36           .33       .31       .30        .32
Loan loss allowance to nonperforming
   loans                                   309.31    333.77        360.51    411.14    435.46     400.12
Loan loss allowance to loans                 1.58      1.57          1.61      1.67      1.69       1.69

                                    UNAUDITED
                           NATIONAL CITY CORPORATION
                               DELIVERY CHANNELS



                                                      2001                                      2000
                               -------------------------------------------------       ------------------------
                               4TH QTR       3RD QTR       2ND QTR       1ST QTR       4TH QTR        3RD QTR
                               -------------------------------------------------       ------------------------
BANK BRANCHES
Traditional                        646           645           648           652           654           693
Limited service                     27            28            74            74            75            74
In-store                            81            81            83            83            83            85
Bank express                       396           396           396           395           395           355
                               -------------------------------------------------       ------------------------
    TOTAL BANK BRANCHES          1,150         1,150         1,201         1,204         1,207         1,207
                               =================================================       ========================

ATMS                             1,646         1,641         1,653         1,661         1,670         1,692

ONLINE BANKING CUSTOMERS       275,900       224,344       174,369       138,033       108,142        85,344

                                        2000                                     1999
                               --------------------        ------------------------------------------------
                               2ND QTR      1ST QTR        4TH QTR       3RD QTR       2ND QTR      1ST QTR
                               --------------------        ------------------------------------------------
BANK BRANCHES
Traditional                       763           833           861           887           945           995
Limited service                    76            77            77            83            92            88
In-store                           92            92            97            97            98           111
Bank express                      290           233           206           183           131            94
                               --------------------        ------------------------------------------------
    TOTAL BANK BRANCHES         1,221         1,235         1,241         1,250         1,266         1,288
                               ====================        ================================================

ATMS                            1,729         1,743         1,845         1,905         1,952         1,974

ONLINE BANKING CUSTOMERS       56,195        28,499        23,175        20,881        18,218        16,344

                                MORTGAGE BANKING
                                ($ IN MILLIONS)

                                                                        2001                                   2000
                                                   ----------------------------------------------      ----------------------
                                                   4TH QTR      3RD QTR      2ND QTR      1ST QTR      4TH QTR      3RD QTR
                                                   ----------------------------------------------      ----------------------
REVENUE COMPONENTS
Servicing:
    Net servicing fees                             $  78.8      $  69.9      $  61.3      $  60.8      $  54.6      $  52.7
    Amortization of mortgage servicing assets        (60.9)       (50.3)       (45.2)       (40.2)       (35.2)       (32.4)
    Mortgage servicing asset impairment              (36.0)       (33.0)       (24.4)      (198.3)          --           --
    Gains on sales of servicing rights                  --           --           --          3.0           --           .2
Conforming origination and sales revenue              87.7         90.9         99.3         77.3         89.0         83.5
Gain on sale of ARM loans                               --           --           --           --           --           --
Other                                                                --           --           --         (6.6)          .1
                                                   ----------------------------------------------      ----------------------
    Total conforming revenue                          69.6         77.5         91.0        (97.4)       101.8        104.1
Nonconforming origination and sales revenue           26.3          3.0         29.6          (.4)         7.8          6.4
                                                   ----------------------------------------------      ----------------------
   TOTAL MORTGAGE BANKING REVENUE                  $  95.9      $  80.5      $ 120.6      ($ 97.8)     $ 109.6      $ 110.5
                                                   ==============================================      ======================

INEFFECTIVE HEDGE AND OTHER DERIVATIVE
  GAINS (LOSSES), NET

Net gains (losses) on derivatives not included
    in SFAS 133 hedge relationships                ($ 11.7)     $  20.9      ($ 11.0)     $ 223.6
SFAS 133 ineffective hedge gains (losses)             76.0         24.4          5.3         (1.5)
                                                   ----------------------------------------------
  TOTAL GAINS (LOSSES), NET                        $  64.3      $  45.3      ($  5.7)     $ 222.1
                                                   ==============================================


PRODUCTION DATA
Conforming originations                            $20,328      $12,856      $13,922      $ 8,937      $ 5,802      $ 5,647
Nonconforming originations (First Franklin)            492          803          655          541          212          316
                                                   ----------------------------------------------      ----------------------
   TOTAL LOANS ORIGINATED FOR SALE                 $20,820      $13,659      $14,577      $ 9,478      $ 6,014      $ 5,963
                                                   ==============================================      ======================

Conforming sales to secondary market               $12,152      $12,378      $10,374      $ 6,105      $ 5,137      $ 5,721
Nonconforming whole loan sales                         890          225          852          103          356          299
                                                   ----------------------------------------------      ----------------------
   TOTAL MORTGAGE SALES                            $13,042      $12,603      $11,226      $ 6,208      $ 5,493      $ 6,020
                                                   ==============================================      ======================

MEMO:

Total First Franklin nonconforming
   loan originations                               $ 1,848      $ 1,900      $ 1,538      $ 1,015      $ 1,025      $ 1,187

SERVICING  DATA
Mortgage loans serviced                            $83,496      $74,902      $66,397      $60,233      $57,139      $53,217

Mortgage servicing assets:
  Carrying value at beginning of period            $ 817.6      $1,007.4     $ 863.9      $ 999.7      $ 976.4      $ 948.7
  Additions                                          174.5        175.1        178.6        102.7         89.6         93.2
  Amortization                                       (60.9)       (50.3)       (45.2)       (40.2)       (35.2)       (32.4)
  SFAS 133 basis adjustment                          240.7       (279.6)        36.1           --           --           --
  SFAS 140 impairment charge                         (36.0)       (33.0)       (24.4)      (198.3)          --           --
  Sales                                                (.2)        (2.0)        (1.6)          --           --        (29.0)
  Other                                                 --           --           --           --        (31.1)        (4.1)
                                                   ----------------------------------------------      ----------------------
  Carrying value at end of period                  $1,135.7     $ 817.6      $1,007.4     $ 863.9      $ 999.7      $ 976.4
                                                   ==============================================      ======================

                                                           2000                                   1999
                                                   --------------------      ----------------------------------------------
                                                   2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                   --------------------      ----------------------------------------------
REVENUE COMPONENTS
Servicing:
    Net servicing fees                             $  49.2      $  47.7      $  45.4      $  42.2      $  39.5      $  37.4
    Amortization of mortgage servicing assets        (29.0)       (26.7)       (28.9)       (26.2)       (26.0)       (23.1)
    Mortgage servicing asset impairment                 --           --           --           --           --           --
    Gains on sales of servicing rights                13.6           --           --           --           --           --
Conforming origination and sales revenue              79.4         68.4         68.8         62.6         75.1         77.0
Gain on sale of ARM loans                             10.6           --           --           --           --           --
Other                                                  2.1          5.2           .1           .4           .6          1.7
                                                   --------------------      ----------------------------------------------
    Total conforming revenue                         125.9         94.6         85.4         79.0         89.2         93.0
Nonconforming origination and sales revenue           21.7         16.7         40.6          2.1           --           --
                                                   --------------------      ----------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                  $ 147.6      $ 111.3      $ 126.0      $  81.1      $  89.2      $  93.0
                                                   ====================      ==============================================

INEFFECTIVE HEDGE AND OTHER DERIVATIVE
  GAINS (LOSSES), NET

Net gains (losses) on derivatives not included
    in SFAS 133 hedge relationships
SFAS 133 ineffective hedge gains (losses)

  TOTAL GAINS (LOSSES), NET



PRODUCTION DATA
Conforming originations                            $ 5,421      $ 3,810      $ 3,795      $ 3,448      $ 4,414      $ 4,444
Nonconforming originations (First Franklin)            629          481        1,241          467           --           --
                                                   --------------------      ----------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                 $ 6,050      $ 4,291      $ 5,036      $ 3,915      $ 4,414      $ 4,444
                                                   ====================      ==============================================

Conforming sales to secondary market               $ 3,741      $ 3,782      $ 2,880      $ 3,858      $ 4,529      $ 5,796
Nonconforming whole loan sales                         669          672        1,506           50           --           --
                                                   --------------------      ----------------------------------------------
   TOTAL MORTGAGE SALES                            $ 4,410      $ 4,454      $ 4,386      $ 3,908      $ 4,529      $ 5,796
                                                   ====================      ==============================================

MEMO:

Total First Franklin nonconforming
   loan originations                               $ 1,204      $ 1,063      $ 1,343      $   467           --           --

SERVICING  DATA
Mortgage loans serviced                            $51,337      $48,381      $46,525      $44,224      $41,206      $38,724

Mortgage servicing assets:
  Carrying value at beginning of period            $ 876.6      $ 785.0      $ 753.7      $ 683.2      $ 632.4      $ 564.0
  Additions                                           86.7         60.4         56.4         78.1         78.7         89.1
  Amortization                                       (29.0)       (26.7)       (28.9)       (26.2)       (26.0)       (23.1)
  SFAS 133 basis adjustment                             --           --           --           --           --           --
  SFAS 140 impairment charge                            --           --           --           --           --           --
  Sales                                                (.1)          --           --           --           --           --
  Other                                               14.5         57.9          3.8         18.6         (1.9)         2.4
                                                   --------------------      ----------------------------------------------
  Carrying value at end of period                  $ 948.7      $ 876.6      $ 785.0      $ 753.7      $ 683.2      $ 632.4
                                                   ====================      ==============================================

                                  TRUST ASSETS
                                ($ IN MILLIONS)

                                                                  2001                                         2000
                                          -----------------------------------------------------       ------------------------
                                          4TH QTR        3RD QTR        2ND QTR        1ST QTR        4TH QTR        3RD QTR
                                          -----------------------------------------------------       ------------------------
TRUST ASSETS
Managed assets *                          $ 61,032       $ 57,404       $ 59,778       $ 56,936       $ 60,878       $ 59,311
Non-managed assets                          81,650         77,686         81,878         79,725         84,995         87,121
                                          -----------------------------------------------------       ------------------------
  TOTAL ASSETS UNDER ADMINISTRATION       $142,682       $135,090       $141,656       $136,661       $145,873       $146,432
                                          =====================================================       ========================

PROPRIETARY MUTUAL FUND ASSETS            $ 18,489       $ 16,417       $ 16,868       $ 16,443       $ 16,852       $ 16,204
                                          =====================================================       ========================

                                                    2000                                          1999
                                          ------------------------       -----------------------------------------------------
                                           2ND QTR        1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                          ------------------------       -----------------------------------------------------
TRUST ASSETS
Managed assets *                           $ 59,814       $ 59,243       $ 59,649       $ 56,287       $ 58,645       $ 57,861
Non-managed assets                           86,582         82,998         82,497         80,105         80,820         75,627
                                          ------------------------       -----------------------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION        $146,396       $142,241       $142,146       $136,392       $139,465       $133,488
                                          ========================       =====================================================

PROPRIETARY MUTUAL FUND ASSETS             $ 16,212       $ 16,600       $ 16,700       $ 15,800       $ 16,300       $ 15,600
                                          ========================       =====================================================

*    Includes proprietary mutual fund assets

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                                2001
                                                     ---------------------------------------------------------  --------------------

                                                       4TH QTR        3RD QTR        2ND QTR         1ST QTR         4TH QTR
                                                     ---------------------------------------------------------  --------------------
RETAIL SALES AND DISTRIBUTION
Net interest income (TE)                                 $377,138     $368,165       $370,100        $367,257        $367,232
Provision for loan losses                                  20,914       19,392         12,071          11,634          10,604
                                                     ---------------------------------------------------------  --------------------

Net interest income after provision                       356,224      348,773        358,029         355,623         356,628
Noninterest income                                        156,163      151,477        147,587         136,325         141,063
Noninterest expense                                       316,174      294,048        286,426         278,917         288,742
                                                     ---------------------------------------------------------  --------------------

Income before taxes                                       196,213      206,202        219,190         213,031         208,949
Income tax expense and TE adjustment                       75,208       78,954         83,824          81,514          80,118
                                                     ---------------------------------------------------------  --------------------

Net income                                               $121,005     $127,248       $135,366        $131,517        $128,831
                                                     =========================================================  ====================

Average assets (in millions)                              $16,612      $16,357        $16,171         $15,779         $15,746

WHOLESALE BANKING

Net interest income (TE)                                 $264,905     $270,336       $265,787        $254,883        $249,243
Provision for loan losses                                  55,360       98,910         38,755          25,002          21,085
                                                     ---------------------------------------------------------  --------------------

Net interest income after provision                       209,545      171,426        227,032         229,881         228,158
Noninterest income                                         74,905       78,906         78,656          71,014          92,969
Noninterest expense                                       123,601      120,634        124,816         118,218         110,567
                                                     ---------------------------------------------------------  --------------------

Income before taxes                                       160,849      129,698        180,872         182,677         210,560
Income tax expense and TE adjustment                       60,591       48,859         67,909          68,750          78,535
                                                     ---------------------------------------------------------  --------------------

Net income                                               $100,258      $80,839       $112,963        $113,927        $132,025
                                                     =========================================================  ====================

NON-CORE ITEMS (PRETAX)

Venture capital gains (losses)                            ($3,841)     ($5,756)        $7,340            $401         $26,719
                                                     ---------------------------------------------------------  --------------------

Total                                                     ($3,841)     ($5,756)        $7,340            $401         $26,719
                                                     =========================================================  ====================
NON-CORE ITEMS (AFTER TAX)

Venture capital gains (losses)                            ($2,497)     ($3,741)        $4,771            $261         $17,368
                                                     ---------------------------------------------------------  --------------------

Total                                                     ($2,497)     ($3,741)        $4,771            $261         $17,368
                                                     =========================================================  ====================

Average assets (in millions)                              $31,998      $32,094        $31,684         $31,129         $30,250

CONSUMER FINANCE

Net interest income (TE)                                 $218,388     $205,626       $189,789        $184,693        $165,686
Provision for loan losses                                 143,929       53,559        113,927          55,664          52,418
                                                     ---------------------------------------------------------  --------------------

Net interest income after provision                        74,459      152,067         75,862         129,029         113,268
Noninterest income                                         47,854       29,325         51,839          21,103          32,551
Noninterest expense                                       121,035       96,401        111,835         120,124         135,313
                                                     ---------------------------------------------------------  --------------------

Income before taxes                                         1,278       84,991         15,866          30,008          10,506
Income tax expense and TE adjustment                          555       31,948          6,026          11,329           4,040
                                                     ---------------------------------------------------------  --------------------

Net income                                                   $723      $53,043         $9,840         $18,679          $6,466
                                                     =========================================================  ====================

NON-CORE ITEMS (PRETAX)

Gain on sale of student loans                                   -            -              -               -               -
Loan Zone and other                                             -            -              -               -        ($17,960)
Auto lease residual charge                               ($13,398)     ($2,353)      ($18,132)       ($33,500)        (26,000)
Altegra loan loss provision                               (13,096)           -        (55,000)              -               -
                                                     ---------------------------------------------------------  --------------------

Total                                                    ($26,494)     ($2,353)      ($73,132)       ($33,500)       ($43,960)
                                                     =========================================================  ====================

NON-CORE ITEMS (AFTER TAX)

Gain on sale of student loans                                   -            -              -               -               -
Loan Zone and other                                             -            -              -               -        ($11,674)
Auto lease residual charge                                ($8,709)     ($1,529)      ($11,786)       ($21,775)        (16,900)
Altegra loan loss provision                                (8,512)           -        (35,750)              -               -
                                                     ---------------------------------------------------------  --------------------

Total                                                    ($17,221)     ($1,529)      ($47,536)       ($21,775)       ($28,574)
                                                     =========================================================  ====================

Average assets (in millions)                              $22,109      $21,341        $20,658         $20,170         $19,053

ASSET MANAGEMENT

Net interest income (TE)                                  $27,581      $26,621        $26,919         $28,451         $26,265
Provision for loan losses                                   1,925          592          2,188             524           3,476
                                                     ---------------------------------------------------------  --------------------

Net interest income after provision                        25,656       26,029         24,731          27,927          22,789
Noninterest income                                         97,335      101,954        111,590         106,611         104,432
Noninterest expense                                        87,570       83,242         83,710          85,143          78,172
                                                     ---------------------------------------------------------  --------------------

Income before taxes                                        35,421       44,741         52,611          49,395          49,049
Income tax expense and TE adjustment                       13,520       17,120         20,035          18,818          18,633
                                                     ---------------------------------------------------------  --------------------

Net income                                                $21,901      $27,621        $32,576         $30,577         $30,416
                                                     =========================================================  ====================

Average assets (in millions)                               $2,898       $2,772         $2,719          $2,699          $2,731



                                                          2000                                                YTD
                                                  -------------------------------------------  -------------------------------

                                                    3RD QTR         2ND QTR         1ST QTR          2001             2000
                                                  -------------------------------------------  -------------------------------
RETAIL SALES AND DISTRIBUTION
Net interest income (TE)                            $371,280        $370,402        $367,182      $1,482,660       $1,476,096
Provision for loan losses                             14,309           9,641           9,153          64,011           43,707
                                                  -------------------------------------------  -------------------------------

Net interest income after provision                  356,971         360,761         358,029       1,418,649        1,432,389
Noninterest income                                   141,832         134,937         128,325         591,552          546,157
Noninterest expense                                  293,063         282,827         285,004       1,175,565        1,149,636
                                                  -------------------------------------------  -------------------------------

Income before taxes                                  205,740         212,871         201,350         834,636          828,910
Income tax expense and TE adjustment                  78,916          81,588          77,269         319,500          317,891
                                                  -------------------------------------------  -------------------------------

Net income                                          $126,824        $131,283        $124,081        $515,136         $511,019
                                                  ==========================================   ==============================

Average assets (in millions)                         $15,617         $16,389         $16,496         $16,232          $16,060

WHOLESALE BANKING

Net interest income (TE)                            $243,995        $232,881        $222,987      $1,055,911         $949,106
Provision for loan losses                             10,454          22,353          15,443         218,027           69,335
                                                  -------------------------------------------  -------------------------------

Net interest income after provision                  233,541         210,528         207,544         837,884          879,771
Noninterest income                                    64,084          71,370          70,101         303,481          298,524
Noninterest expense                                  111,368         105,410         109,693         487,269          437,038
                                                  -------------------------------------------  -------------------------------

Income before taxes                                  186,257         176,488         167,952         654,096          741,257
Income tax expense and TE adjustment                  70,203          66,441          63,091         246,109          278,270
                                                  -------------------------------------------  -------------------------------

Net income                                          $116,054        $110,047        $104,861        $407,987         $462,987
                                                  ==========================================   ==============================

NON-CORE ITEMS (PRETAX)

Venture capital gains (losses)                         ($553)         $2,676          $8,224         ($1,856)         $37,066
                                                  -------------------------------------------  --------------  ---------------

Total                                                  ($553)         $2,676          $8,224         ($1,856)         $37,066
                                                  ===========================================  ==============  ===============
NON-CORE ITEMS (AFTER TAX)

Venture capital gains (losses)                         ($359)         $1,739          $5,346         ($1,206)         $24,094
                                                  -------------------------------------------  --------------  ---------------

Total                                                  ($359)         $1,739          $5,346         ($1,206)         $24,094
                                                  ===========================================  ==============  ===============

Average assets (in millions)                         $29,182         $28,070         $27,094         $31,730          $28,655

CONSUMER FINANCE

Net interest income (TE)                            $157,860        $158,899        $157,962        $798,496         $640,407
Provision for loan losses                             44,985          37,531          44,999         367,079          179,933
                                                  -------------------------------------------  --------------  ---------------

Net interest income after provision                  112,875         121,368         112,963         431,417          460,474
Noninterest income                                    30,124         119,457          39,739         150,121          221,871
Noninterest expense                                   91,928         115,453          95,970         449,395          438,664
                                                  -------------------------------------------  --------------  ---------------

Income before taxes                                   51,071         125,372          56,732         132,143          243,681
Income tax expense and TE adjustment                  19,253          47,115          21,375          49,858           91,783
                                                  -------------------------------------------  --------------  ---------------

Net income                                           $31,818         $78,257         $35,357         $82,285         $151,898
                                                  ==========================================   ==============================

NON-CORE ITEMS (PRETAX)

Gain on sale of student loans                              -         $74,216               -               -          $74,216
Loan Zone and other                                        -               -               -               -          (17,960)
Auto lease residual charge                                 -               -               -        ($67,383)         (26,000)
Altegra loan loss provision                                -               -               -         (68,096)               -
                                                  -------------------------------------------  --------------  ---------------

Total                                                      -         $74,216               -       ($135,479)         $30,256
                                                  ==========================================   ==============================

NON-CORE ITEMS (AFTER TAX)

Gain on sale of student loans                              -         $48,240               -               -          $48,240
Loan Zone and other                                        -               -               -               -          (11,674)
Auto lease residual charge                                 -               -               -        ($43,799)         (16,900)
Altegra loan loss provision                                -               -               -         (44,262)               -
                                                  -------------------------------------------  --------------  ---------------

Total                                                      -         $48,240               -        ($88,061)         $19,666
                                                  ==========================================   ==============================

Average assets (in millions)                         $17,659         $18,433         $18,098         $21,076          $18,311

ASSET MANAGEMENT

Net interest income (TE)                             $25,863         $25,114         $23,706        $109,572         $100,948
Provision for loan losses                              2,951           2,317             890           5,229            9,634
                                                  -------------------------------------------  --------------  ---------------

Net interest income after provision                   22,912          22,797          22,816         104,343           91,314
Noninterest income                                   105,621         116,518         113,370         417,490          439,941
Noninterest expense                                   80,136          79,814          85,399         339,665          323,521
                                                  -------------------------------------------  --------------  ---------------

Income before taxes                                   48,397          59,501          50,787         182,168          207,734
Income tax expense and TE adjustment                  18,410          22,561          19,300          69,493           78,904
                                                  -------------------------------------------  --------------  ---------------

Net income                                           $29,987         $36,940         $31,487        $112,675         $128,830
                                                  ==========================================   ==============================

Average assets (in millions)                          $2,571          $2,394          $2,322          $2,773           $2,505


                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


                                                                                2001
                                                     ---------------------------------------------------------  --------------------

                                                       4TH QTR        3RD QTR        2ND QTR         1ST QTR         4TH QTR
                                                     ---------------------------------------------------------  --------------------
NATIONAL CITY MORTGAGE

Net interest income (TE)                                 $120,745      $79,032        $44,276         $12,960          $7,772
Provision for loan losses                                       -            -              -               -               -
                                                     ---------------------------------------------------------  --------------------
Net interest income after provision                       120,745       79,032         44,276          12,960           7,772
Noninterest income                                        119,139       96,208         79,379         120,568          95,380
Noninterest expense                                       125,071       97,170         78,622          86,113          91,019
                                                     ---------------------------------------------------------  --------------------
Income before taxes                                       114,813       78,070         45,033          47,415          12,133
Income tax expense and TE adjustment                       42,614       29,007         16,731          17,602           4,697
                                                     ---------------------------------------------------------  --------------------
Net income                                                $72,199      $49,063        $28,302         $29,813          $7,436
                                                     =========================================================  ====================

NON-CORE ITEMS (PRETAX)

Mortgage servicing impairment charge                     ($36,015)    ($32,999)      ($24,405)      ($198,338)              -
Mortgage servicing derivative (losses) gains              (19,697)       9,330         (9,421)        221,363               -
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                             80,091       42,309          4,470               -               -
                                                     ---------------------------------------------------------  --------------------

Total                                                     $24,379      $18,640       ($29,356)        $23,025               -
                                                     =========================================================  ====================
NON-CORE ITEMS (AFTER TAX)

Mortgage servicing impairment charge                     ($23,409)    ($21,449)      ($15,863)      ($128,920)              -
Mortgage servicing derivative (losses) gains              (12,804)       6,064         (6,124)        143,886               -
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                             52,059       27,501          2,905               -               -
                                                     ---------------------------------------------------------  --------------------
Total                                                     $15,846      $12,116       ($19,082)        $14,966               -
                                                     =========================================================  ====================

Average assets (in millions)                              $12,474       $9,584         $8,131          $4,522          $3,826

NATIONAL PROCESSING

Net interest income (TE)                                   $1,593       $1,351         $1,948          $2,360          $2,566
Provision for loan losses                                       -            -              -               -               -
                                                     ---------------------------------------------------------  --------------------

Net interest income after provision                         1,593        1,351          1,948           2,360           2,566
Noninterest income                                        122,256      120,373        115,821         106,916         113,772
Noninterest expense                                        95,091       97,345        101,123          90,624          99,724
                                                     ---------------------------------------------------------  --------------------

Income before taxes                                        28,758       24,379         16,646          18,652          16,614
Income tax expense and TE adjustment                       10,589        9,345          8,728           7,113           6,235
                                                     ---------------------------------------------------------  --------------------

Net income                                                $18,169      $15,034         $7,918         $11,539         $10,379
                                                     =========================================================  ====================

NON-CORE ITEMS (PRETAX)

Goodwill and fixed asset impairment                             -            -              -               -         ($7,072)
Recovery (loss) on divestiture                             $3,000            -        ($6,250)              -               -
                                                     ---------------------------------------------------------  --------------------

Total                                                      $3,000            -        ($6,250)              -         ($7,072)
                                                     =========================================================  ====================

NON-CORE ITEMS (AFTER TAX)

Goodwill and fixed asset impairment                             -            -              -               -         ($4,597)
Recovery (loss) on divestiture                             $1,900            -        ($6,150)              -               -
                                                     -------------------------------------------------------------------------------
Total                                                      $1,900            -        ($6,150)              -         ($4,597)
                                                     =========================================================  ====================

Average assets (in millions)                                 $412         $428           $407            $412            $414

PARENT AND OTHER

Net interest expense (TE)                                ($57,649)    ($45,821)      ($63,863)       ($71,376)       ($62,560)
Benefit related to loan losses                            (13,128)     (12,453)       (14,018)         (9,452)         (6,168)
                                                     ---------------------------------------------------------  --------------------
Net interest income (expense) after provision             (44,521)     (33,368)       (49,845)        (61,924)        (56,392)
Noninterest income (expense)                               56,165       40,242        113,979         124,133          75,307
Noninterest expense                                        15,773       26,622         53,570          25,858          50,900
                                                     ---------------------------------------------------------  --------------------
Income (loss) before taxes                                 (4,129)     (19,748)        10,564          36,351         (31,985)
Income tax expense (benefit) and TE adj.                  (16,459)     (23,518)       (11,973)         37,000         (24,443)
                                                     ---------------------------------------------------------  --------------------
Net income (loss)                                         $12,330       $3,770        $22,537           ($649)        ($7,542)
                                                     =========================================================  ====================

NON-CORE ITEMS (PRETAX)
Minority interest related to goodwill and
  fixed asset impairment                                        -            -              -               -            $593
Gain (loss) on sale and impairment of securities                -            -              -               -               -
COLI tax charge                                                 -            -              -        ($40,000)              -
Gain on sale of NAMCO preferred shares                          -            -        $88,775               -
Minority interest related to NPI (recovery)
    loss on divestiture                                     ($273)           -            831               -               -
Bank stock fund gains                                           -      $21,099         17,397          84,861          50,302
                                                     ---------------------------------------------------------  --------------------
Total                                                       ($273)     $21,099       $107,003         $44,861         $50,895
                                                     =========================================================  ====================
NON-CORE ITEMS (AFTER TAX)
Minority interest related to goodwill and
  fixed asset impairment                                        -            -              -               -            $593
Gain (loss) on sale and impairment of securities                -            -              -               -               -
COLI tax charge                                                 -            -              -        ($40,000)              -
Gain on sale of NAMCO preferred shares                          -            -        $57,704               -
Minority interest related to NPI (recovery)
    loss on divestiture                                     ($273)           -            831               -               -
Bank stock fund gains                                           -      $13,715         11,309          55,159          32,697
                                                     ---------------------------------------------------------  --------------------
Total                                                       ($273)     $13,715        $69,844         $15,159         $33,290
                                                     =========================================================  ====================
Average assets (in millions)                              $11,925      $11,758        $12,166         $12,900         $13,280


                                                            2000                                                YTD
                                                    -------------------------------------------  -------------------------------

                                                      3RD QTR         2ND QTR         1ST QTR          2001             2000
                                                    --------------------------------------------  -------------------------------
NATIONAL CITY MORTGAGE

Net interest income (TE)                               $12,843         $11,016          $8,056        $257,013          $39,687
Provision for loan losses                                    -               -               -               -                -
                                                    -------------------------------------------  --------------  ---------------
Net interest income after provision                     12,843          11,016           8,056         257,013           39,687
Noninterest income                                      99,989         111,983          95,553         415,294          402,905
Noninterest expense                                     87,318          86,341          78,639         386,976          343,317
                                                    -------------------------------------------  --------------  ---------------
Income before taxes                                     25,514          36,658          24,970         285,331           99,275
Income tax expense and TE adjustment                     9,725          13,935           9,521         105,954           37,878
                                                    -------------------------------------------  --------------  ---------------
Net income                                             $15,789         $22,723         $15,449        $179,377          $61,397
                                                    ===========================================  ===============================

NON-CORE ITEMS (PRETAX)

Mortgage servicing impairment charge                         -               -               -       ($291,757)               -
Mortgage servicing derivative (losses) gains                 -               -               -         201,575                -
SFAS 133 ineffective hedge gains related                                                                     -
  to mortgage servicing assets                               -               -               -         126,870                -
                                                    -------------------------------------------  --------------  ---------------

Total                                                        -               -               -         $36,688                -
                                                    ===========================================  ===============================
NON-CORE ITEMS (AFTER TAX)

Mortgage servicing impairment charge                         -               -               -       ($189,641)               -
Mortgage servicing derivative (losses) gains                 -               -               -         131,022                -
SFAS 133 ineffective hedge gains related
  to mortgage servicing assets                               -               -               -          82,465                -
                                                    -------------------------------------------  --------------  ---------------
Total                                                        -               -               -         $23,846                -
                                                    ===========================================  ==============  ===============

Average assets (in millions)                            $3,980          $3,643          $2,779          $8,702           $3,559

NATIONAL PROCESSING

Net interest income (TE)                                $2,535          $2,228          $1,858          $7,252           $9,187
Provision for loan losses                                    -               -               -               -                -
                                                    -------------------------------------------  --------------  ---------------

Net interest income after provision                      2,535           2,228           1,858           7,252            9,187
Noninterest income                                     106,599         102,794          96,281         465,366          419,446
Noninterest expense                                     87,975          87,788          82,693         384,183          358,180
                                                    -------------------------------------------  --------------  ---------------

Income before taxes                                     21,159          17,234          15,446          88,435           70,453
Income tax expense and TE adjustment                     8,175           6,758           5,898          35,775           27,066
                                                    -------------------------------------------  --------------  ---------------

Net income                                             $12,984         $10,476          $9,548         $52,660          $43,387
                                                    ===========================================  ===============================

NON-CORE ITEMS (PRETAX)

Goodwill and fixed asset impairment                          -               -               -               -          ($7,072)
Recovery (loss) on divestiture                               -               -               -         ($3,250)               -
                                                    -------------------------------------------  --------------  ---------------

Total                                                        -               -               -         ($3,250)         ($7,072)
                                                    ===========================================  ===============================

NON-CORE ITEMS (AFTER TAX)

Goodwill and fixed asset impairment                          -               -               -               -          ($4,597)
Recovery (loss) on divestiture                               -               -               -         ($4,250)               -
                                                    -------------------------------------------  --------------  ---------------
Total                                                        -               -               -         ($4,250)         ($4,597)
                                                    ===========================================  ==============  ===============

Average assets (in millions)                              $385            $375            $365            $415             $385

PARENT AND OTHER

Net interest expense (TE)                             ($68,356)       ($51,568)       ($40,856)      ($238,709)       ($223,340)
Benefit related to loan losses                          (2,336)         (3,151)         (4,159)        (49,051)         (15,814)
                                                    -------------------------------------------  --------------  ---------------
Net interest income (expense) after provision          (66,020)        (48,417)        (36,697)       (189,658)        (207,526)
Noninterest income (expense)                            70,064         (25,511)         35,530         334,519          155,390
Noninterest expense                                     33,521          27,437          21,695         121,823          133,553
                                                    -------------------------------------------  --------------  ---------------
Income (loss) before taxes                             (29,477)       (101,365)        (22,862)         23,038         (185,689)
Income tax expense (benefit) and TE adj.               (26,657)        (54,026)        (23,422)        (14,950)        (128,548)
                                                    -------------------------------------------  --------------  ---------------
Net income (loss)                                      ($2,820)       ($47,339)           $560         $37,988         ($57,141)
                                                    ===========================================  ===============================

NON-CORE ITEMS (PRETAX)
Minority interest related to goodwill and

  fixed asset impairment                                     -               -               -               -             $593
Gain (loss) on sale and impairment of securities        $2,058        ($58,379)              -               -          (56,321)
COLI tax charge                                              -               -               -        ($40,000)               -
Gain on sale of NAMCO preferred shares                                                                  88,775                -
Minority interest related to NPI (recovery)
    loss on divestiture                                      -               -               -             558                -
Bank stock fund gains                                   25,812          15,599         $21,097         123,357          112,810
                                                    -------------------------------------------  --------------  ---------------
Total                                                  $27,870        ($42,780)        $21,097        $172,690          $57,082
                                                    ===========================================  ===============================
NON-CORE ITEMS (AFTER TAX)
Minority interest related to goodwill and

  fixed asset impairment                                     -               -               -               -             $593
Gain (loss) on sale and impairment of securities        $1,337        ($37,946)              -               -          (36,609)
COLI tax charge                                              -               -               -        ($40,000)               -
Gain on sale of NAMCO preferred shares                                                                  57,704                -
Minority interest related to NPI (recovery)
    loss on divestiture                                      -               -               -             558                -
Bank stock fund gains                                   16,778          10,139         $13,713          80,183           73,327
                                                    -------------------------------------------  --------------  ---------------
Total                                                  $18,115        ($27,807)        $13,713         $98,445          $37,311
                                                    ===========================================  ===============================
Average assets (in millions)                           $14,807         $17,467         $18,797         $12,182          $16,075

                                                                              11

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


                                           2001                                    2000                           YTD
                          --------------------------------------  -------------------------------------- ----------------------
                           4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR    2001        2000
                          --------------------------------------  -------------------------------------- ----------------------
CONSOLIDATED

Net interest income (TE)  $952,701  $905,310  $834,956  $779,228  $756,204  $746,020  $748,972  $740,895 $3,472,195  $2,992,091
Provision for loan losses  209,000   160,000   152,923    83,372    81,415    70,363    68,691    66,326    605,295     286,795
                          --------------------------------------  -------------------------------------- ----------------------

Net interest income
 after provision           743,701   745,310   682,033   695,856   674,789   675,657   680,281   674,569  2,866,900   2,705,296
Noninterest income         673,817   618,485   698,851   686,670   655,474   618,313   631,548   578,899  2,677,823   2,484,234
Noninterest expense        884,315   815,462   840,102   804,997   854,437   785,309   785,070   759,093  3,344,876   3,183,909
                          --------------------------------------  -------------------------------------- ----------------------

Income before taxes        533,203   548,333   540,782   577,529   475,826   508,661   526,759   494,375  2,199,847   2,005,621
Income tax expense
 and TE adjustment         186,618   191,715   191,280   242,126   167,815   178,025   184,372   173,032    811,739     703,244
                          --------------------------------------  -------------------------------------- ----------------------

Net income                $346,585  $356,618  $349,502  $335,403  $308,011  $330,636  $342,387  $321,343 $1,388,108  $1,302,377
                          ======================================  ====================================== ======================

NON-CORE ITEMS
 (PRETAX)

Gain on sale of
 student loans                  --        --        --        --        --        --  $ 74,216        --         --  $   74,216
Loan Zone and other             --        --        --        --  ($17,960)       --        --        --         --     (17,960)
NPI goodwill and
 fixed asset
 impairment, net                --        --        --        --    (6,479)       --        --        --         --      (6,479)
Gain (loss) on sale
 and impairment
 of securities                  --        --        --        --        --  $  2,058   (58,379)       --         --     (56,321)
Auto lease residual
 charge                   ($13,398) ($ 2,353) ($18,132) ($33,500)  (26,000)       --        --        -- ($  67,383)    (26,000)
Mortgage servicing
 impairment charge         (36,015)  (32,999)  (24,405) (198,338)       --        --        --        --   (291,757)         --
Mortgage servicing
 derivative (losses)
 gains                     (19,697)    9,330    (9,421)  221,363        --        --        --        --    201,575          --
SFAS 133 ineffective
 hedge gains related                                                                                             --          --
 to mortgage servicing
 assets                     80,091    42,309     4,470        --        --        --        --        --    126,870          --
COLI tax charge                 --        --        --   (40,000)       --        --        --        --    (40,000)         --
Venture capital gains
 (losses)                   (3,841)   (5,756)    7,340       401    26,719      (553)    2,676  $  8,224     (1,856)     37,066
Altegra loan loss
 provision                 (13,096)       --   (55,000)       --        --        --        --        --    (68,096)         --
Gain on sale of NAMCO
 preferred shares               --        --    88,775        --        --        --        --        --     88,775          --
NPI (loss) recovery
 on divestiture, net         2,727        --    (5,419)       --        --        --        --        --     (2,692)         --
Bank stock fund gains           --    21,099    17,397    84,861    50,302    25,812    15,599    21,097    123,357     112,810
                          --------------------------------------  -------------------------------------- ----------------------

Total                     ($ 3,229) $ 31,630  $  5,605  $ 34,787  $ 26,582  $ 27,317  $ 34,112  $ 29,321 $   68,793  $  117,332
                          ======================================  ====================================== ======================

NON-CORE ITEMS
 (AFTER TAX)

Gain on sale of
 student loans                  --        --        --        --        --        --  $ 48,240        --         --  $   48,240
Loan Zone and other             --        --        --        --  ($11,674)       --        --        --         --     (11,674)
NPI goodwill and
 fixed asset impairment,
 net                            --        --        --        --    (4,004)       --        --        --         --      (4,004)
Gain (loss) on sale
 and impairment
 of securities                  --        --        --        --        --  $  1,337   (37,946)       --         --     (36,609)
Auto lease residual
 charge                   ($ 8,709) ($ 1,529) ($11,786) ($21,775)  (16,900)       --        --        -- ($  43,799)    (16,900)
Mortgage servicing
 impairment charge         (23,409)  (21,449)  (15,863) (128,920)       --        --        --        --   (189,641)         --
Mortgage servicing
 derivative (losses)
 gains                     (12,804)    6,064    (6,124)  143,886        --        --        --        --    131,022          --
SFAS 133 ineffective
 hedge gains related                                                                                             --          --
 to mortgage servicing
 assets                     52,059    27,501     2,905        --        --        --        --        --     82,465          --
COLI tax charge                 --        --        --   (40,000)       --        --        --        --    (40,000)         --
Venture capital
 gains (losses)             (2,497)   (3,741)    4,771       261    17,368      (359)    1,739  $  5,346     (1,206)     24,094
Altegra loan loss
 provision                  (8,512)       --   (35,750)       --        --        --        --        --    (44,262)         --
Gain on sale of
 NAMCO preferred shares         --        --    57,704        --        --        --        --        --     57,704          --
NPI (loss) recovery
 on divestiture, net         1,627        --    (5,319)       --        --        --        --        --     (3,692)         --
Bank stock fund gains           --    13,715    11,309    55,159    32,697    16,778    10,139    13,713     80,183      73,327
                          --------------------------------------  -------------------------------------- ----------------------

Total                     ($ 2,245) $ 20,561  $  1,847  $  8,611  $ 17,487  $ 17,756  $ 22,172  $ 19,059 $   28,774  $   76,474
                          ======================================  ====================================== ======================

Net income - excluding
 non-core items           $348,830  $336,057  $347,655  $326,792  $290,524  $312,880  $320,215  $302,284 $1,359,334  $1,225,903
                          ======================================  ====================================== ======================

Average assets
 (in millions)            $ 98,428  $ 94,334  $ 91,936  $ 87,611  $ 85,300  $ 84,201  $ 86,771  $ 85,951 $   93,110  $   85,550

                                                                         Annex B


                         NATIONAL CITY CORPORATION(R)



                          YEAR ENDED DECEMBER 31, 2001

                                    UNAUDITED
                           ANNUAL FINANCIAL SUPPLEMENT



      Derek Green                                           Holly Schreiber
    (216) 222-9849                                          (216) 222-3035

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

PRIOR PERIOD AMOUNTS HAVE BEEN RESTATED FOR STOCK SPLITS AND
POOLING-OF-INTERESTS BUSINESS COMBINATIONS

                                                           2001       2000       1999       1998       1997       1996       1995
                                                         ---------------------------------------------------------------------------
EARNINGS

Interest income (TE)                                     $6,448.1   $6,600.3   $5,949.6   $5,796.9   $5,405.5   $5,357.3   $5,437.8
Interest expense                                          2,975.9    3,608.2    2,912.6    2,845.0    2,552.2    2,473.8    2,648.2
                                                         ---------------------------------------------------------------------------
Net interest income (TE)                                  3,472.2    2,992.1    3,037.0    2,951.9    2,853.3    2,883.5    2,789.6
Provision for loan losses                                   605.3      286.8      249.7      201.4      225.4      239.9      205.0
                                                         ---------------------------------------------------------------------------
NII after provision for loan losses (TE)                  2,866.9    2,705.3    2,787.3    2,750.5    2,627.9    2,643.6    2,584.6
Fees and other income                                     2,533.0    2,427.4    2,242.4    2,179.7    1,766.4    1,528.5    1,331.7
Securities gains, net                                       144.8       56.9      138.4      134.5       81.2      108.7       42.4
Noninterest expense*                                      3,344.9    3,183.9    2,982.5    2,997.7    2,726.7    2,725.8    2,689.8
                                                         ---------------------------------------------------------------------------
Income before taxes and TE adj                            2,199.8    2,005.7    2,185.6    2,067.0    1,748.8    1,555.0    1,268.9
Income taxes*                                               778.4      669.6      743.2      694.1      548.7      474.0      383.8
TE adjustment                                                33.3       33.7       36.9       40.3       43.0       38.4       37.2
                                                         ---------------------------------------------------------------------------
Net income before cumulative effect - adjusted*           1,388.1    1,302.4    1,405.5    1,332.6    1,157.1    1,042.6      847.9
Cumulative effect of accounting changes, net                   --         --         --         --         --         --         --
                                                         ---------------------------------------------------------------------------
Net income - adjusted*                                    1,388.1    1,302.4    1,405.5    1,332.6    1,157.1    1,042.6      847.9
Merger charges (after-tax)                                     --         --         --     (261.9)     (34.9)     (49.1)     (19.7)
                                                         ---------------------------------------------------------------------------
Net income                                               $1,388.1   $1,302.4   $1,405.5   $1,070.7   $1,122.2   $  993.5   $  828.2
                                                         ===========================================================================
Net income per common share
Basic                                                    $   2.30   $   2.14   $   2.25   $   1.64   $   1.74   $   1.50   $   1.25
Diluted                                                      2.27       2.13       2.22       1.61       1.71       1.48       1.22
Diluted - adjusted*                                          2.27       2.13       2.22       2.00       1.77       1.55       1.25

PERFORMANCE RATIOS

Return on average common equity*                            19.88%     21.29%     22.64%     19.18%     18.77%     17.53%     15.82%
Return on average total equity*                             19.86      21.21      22.56      19.13      18.77      17.43      15.55
Return on average assets*                                    1.49       1.52       1.67       1.66       1.61       1.47       1.18
Net interest margin                                          4.09       3.85       3.99       4.11       4.37       4.47       4.24
Efficiency ratio*                                           55.70      58.75      56.49      58.42      59.02      61.78      65.27

CREDIT QUALITY

Gross charge-offs                                        $  586.9   $  408.0   $  387.8   $  321.4   $  360.8   $  380.7   $  337.9
Net charge-offs                                             462.6      286.3      249.5      200.5      222.7      228.3      204.2
Loan loss reserve                                           997.3      928.6      970.5      970.2      941.9      958.7      947.0
Nonperforming assets                                        658.3      402.3      289.1      248.5      273.3      282.4      356.4
Net charge-off ratio                                          .68%       .46%       .43%       .37%       .44%       .46%       .42%
Loan loss reserve/loans                                      1.47       1.42       1.61       1.67       1.81       1.90       1.89
Nonperforming assets to loans and OREO                        .97        .61        .48        .43        .53        .56        .71

CAPITAL AND LIQUIDITY

Average equity to assets                                     7.51%      7.18%      7.39%      8.70%      8.57%      8.44%      7.59%
Average equity to loans**                                   10.33       9.80      10.80      12.73      12.11      11.93      11.12
Average loans to deposits**                                116.81     120.27     109.41     101.50      98.36      94.30      90.43
Common equity to assets (tangible)***                        5.94       6.34       5.12       6.72       7.44       7.82       6.91

AVERAGE BALANCES

Assets                                                   $ 93,110   $ 85,550   $ 84,291   $ 80,053   $ 71,942   $ 70,924   $ 71,832
Loans                                                      67,644     62,622     57,688     54,727     50,900     50,149     49,039
Loans held for sale or securitization                       7,961      2,703      2,505      2,122        723        293        265
Securities (at cost)                                        8,710     11,988     15,005     13,908     13,079     13,367     15,655
Earning assets                                             84,837     77,782     76,121     71,747     65,259     64,535     65,838
Deposits                                                   57,908     52,069     52,725     53,918     51,749     53,179     54,230
Common equity                                               6,972      6,110      6,200      6,937      6,166      5,927      5,267
Total equity                                                6,991      6,140      6,231      6,965      6,166      5,983      5,453

MEMO:  Mortgage loans held for sale                      $  7,789   $  2,702   $  2,505   $  2,122   $    723   $    293   $    265
       Commercial loans held for sale                          19         --         --         --         --         --         --
       Automobile loans held for securitization               120         --         --         --         --         --         --
       Credit card loans held for securitization               33          1         --         --         --         --         --
                                                         ---------------------------------------------------------------------------
       Loans held for sale or securitization             $  7,961   $  2,703   $  2,505   $  2,122   $    723   $    293   $    265

ENDING BALANCES

Assets                                                   $105,817   $ 88,535   $ 87,121   $ 88,246   $ 75,779   $ 72,918   $ 74,142
Loans                                                      68,041     65,604     60,204     58,011     51,994     50,442     50,127
Loans held for sale or securitization                      16,831      3,439      2,731      3,507      1,250        444        416
Securities (at fair value)                                  9,859      9,904     14,904     16,119     13,798     13,412     15,384
Deposits                                                   63,130     55,256     50,066     58,247     52,617     53,619     54,923
Common equity                                               7,381      6,740      5,698      6,977      6,158      6,216      5,706
Total equity                                                7,381      6,770      5,728      7,013      6,158      6,216      5,892

MEMO:  Mortgage loans held for sale                      $ 15,553   $  3,031   $  2,731   $  3,507   $  1,250   $    444   $    416
       Commercial loans held for sale                          51         --         --         --         --         --         --
       Automobile loans held for securitization               825         --         --         --         --         --         --
       Credit card loans held for securitization              402        408         --         --         --         --         --
                                                         ---------------------------------------------------------------------------
       Loans held for sale or securitization             $ 16,831   $  3,439   $  2,731   $  3,507   $  1,250   $    444   $    416

                                                           1994       1993       1992       1991
                                                         -----------------------------------------
EARNINGS

Interest income (TE)                                     $4,665.9   $4,449.5   $4,716.2   $5,135.4
Interest expense                                          1,899.1    1,734.5    2,102.0    2,725.3
                                                         -----------------------------------------
Net interest income (TE)                                  2,766.8    2,715.0    2,614.2    2,410.1
Provision for loan losses                                   195.9      227.8      304.6      393.9
                                                         -----------------------------------------
NII after provision for loan losses (TE)                  2,570.9    2,487.2    2,309.6    2,016.2
Fees and other income                                     1,273.5    1,202.1    1,098.6      956.8
Securities gains, net                                        35.6       58.6      100.0       49.7
Noninterest expense*                                      2,635.1    2,539.8    2,597.0    2,308.5
                                                         -----------------------------------------
Income before taxes and TE adj                            1,244.9    1,208.1      911.2      714.2
Income taxes*                                               363.5      333.3      255.9      161.4
TE adjustment                                                62.4       70.6       79.2       94.1
                                                         -----------------------------------------
Net income before cumulative effect - adjusted*             819.0      804.2      576.1      458.7
Cumulative effect of accounting changes, net                   --       60.0      (21.0)        --
                                                         -----------------------------------------
Net income - adjusted*                                      819.0      864.2      555.1      458.7
Merger charges (after-tax)                                     --         --         --         --
                                                         -----------------------------------------
Net income                                               $  819.0   $  864.2   $  555.1   $  458.7
                                                         =========================================
Net income per common share
Basic                                                    $   1.23   $   1.28        n/a        n/a
Diluted                                                      1.21       1.25   $    .82   $    .71
Diluted - adjusted*                                          1.21       1.25        .82        .71

PERFORMANCE RATIOS

Return on average common equity*                            16.39%     18.38%     13.72%     12.60%
Return on average total equity*                             16.09      17.42      12.54      11.38
Return on average assets*                                    1.23       1.37        .91        .80
Net interest margin                                          4.53       4.71       4.68       4.59
Efficiency ratio*                                           65.22      64.84      69.95      68.56

CREDIT QUALITY

Gross charge-offs                                        $  276.9   $  322.2   $  371.3   $  464.3
Net charge-offs                                             156.5      204.0      267.6      370.5
Loan loss reserve                                           934.6      874.0      799.5      743.4
Nonperforming assets                                        366.6      566.1      790.4      984.6
Net charge-off ratio                                          .35%       .50%       .69%       .99%
Loan loss reserve/loans                                      1.97       2.03       2.01       1.92
Nonperforming assets to loans and OREO                        .77       1.31       1.98       2.53

CAPITAL AND LIQUIDITY

Average equity to assets                                     7.62%      7.88%      7.27%      7.00%
Average equity to loans**                                   11.54      12.23      11.37      10.76
Average loans to deposits**                                 85.03      81.21      78.14      79.29
Common equity to assets (tangible)***                        6.09       7.03       6.24       5.47

AVERAGE BALANCES

Assets                                                   $ 66,762   $ 62,940   $ 60,912   $ 57,551
Loans                                                      44,085     40,557     38,943     37,467
Loans held for sale or securitization                         243        n/a        n/a        n/a
Securities (at cost)                                       15,823     16,183     14,924     12,686
Earning assets                                             61,089     57,677     55,858     52,527
Deposits                                                   51,847     49,942     49,836     47,256
Common equity                                               4,898      4,576      4,046      3,640
Total equity                                                5,089      4,960      4,426      4,031

MEMO:  Mortgage loans held for sale                      $    243        n/a        n/a        n/a
       Commercial loans held for sale                          --        n/a        n/a        n/a
       Automobile loans held for securitization                --        n/a        n/a        n/a
       Credit card loans held for securitization               --        n/a        n/a        n/a
                                                         --------
       Loans held for sale or securitization             $    243        n/a        n/a        n/a

ENDING BALANCES

Assets                                                   $ 70,438   $ 66,395   $ 62,469   $ 61,443
Loans                                                      47,396     42,996     39,708     38,723
Loans held for sale or securitization                         140        n/a        n/a        n/a
Securities (at fair value)                                 15,338     16,441     15,525     14,327
Deposits                                                   54,755     51,388     51,228     50,370
Common equity                                               4,851      5,120      4,269      3,756
Total equity                                                5,039      5,318      4,582      4,159

MEMO:  Mortgage loans held for sale                      $    140        n/a        n/a        n/a
       Commercial loans held for sale                          --        n/a        n/a        n/a
       Automobile loans held for securitization                --        n/a        n/a        n/a
       Credit card loans held for securitization               --        n/a        n/a        n/a
                                                         --------
       Loans held for sale or securitization             $    140        n/a        n/a        n/a

*     Excludes merger charges
**    Excludes loans held for sale or securitization
***   Period-end less intangible assets
n/a - Not available

                                   Unaudited
                           National City Corporation
                             BALANCE SHEET AVERAGES
                                ($ in millions)

                                               2001       2000        1999        1998       1997       1996       1995
                                             -------------------------------------------------------------------------------
AVERAGE LOANS

Commercial                                   $ 27,272   $ 24,830   $  22,359    $ 20,135   $ 16,837   $ 14,899   $ 14,044
Real estate - commercial                        6,788      6,222       6,239       6,407      6,562      7,230      6,926
Real estate - residential                      14,007     11,721       9,922      10,634     11,472     12,112     11,695
Consumer                                       12,198     13,215      13,831      12,589     11,257     11,406     11,754
Credit card                                     2,164      2,430       2,025       1,860      2,070      2,244      2,622
Home equity                                     5,215      4,204       3,312       3,102      2,702      2,258      1,998
                                             -------------------------------------------------------------------------------
  TOTAL LOANS                                $ 67,644   $ 62,622   $  57,688    $ 54,727   $ 50,900   $ 50,149   $ 49,039
                                             ===============================================================================
MEMO:
Mortgage loans serviced (EOP)                $ 83,496   $ 57,366   $  46,704    $ 35,298   $ 24,900        n/a        n/a
Securitized credit card balances (EOP)            997        630         500         770        870        n/a        n/a

AVERAGE SECURITIES (AT COST)

Mortgage-backed securities                   $  5,115   $  7,212   $   9,245    $  7,776   $  7,650   $  7,887   $  8,266
Other investment securities                     2,862      3,983       4,894       5,191      4,648      4,818      6,652
                                             -------------------------------------------------------------------------------
   Total taxable securities                     7,977     11,195      14,139      12,967     12,298     12,705     14,918
Tax-exempt securities                             733        793         866         941        781        662        737
                                             -------------------------------------------------------------------------------
  TOTAL SECURITIES                           $  8,710   $ 11,988   $  15,005    $ 13,908   $ 13,079   $ 13,367   $ 15,655
                                             ===============================================================================

AVERAGE DEPOSITS

Noninterest bearing deposits                 $ 11,622   $ 10,792   $  11,473    $  9,945   $  9,230   $  9,188   $  8,800
NOW and money market accounts                  18,120     16,549      16,804      17,472     15,467     15,689     14,537
Savings accounts                                2,713      3,207       3,818       4,158      5,037      5,190      6,084
Time deposits of individuals                   15,332     15,457      14,898      16,619     17,802     19,454     20,722
                                             -------------------------------------------------------------------------------
    Core deposits                              47,787     46,005      46,993      48,194     47,536     49,521     50,143
Brokered retail CDs                             4,629      1,793       1,687       1,644      1,595      1,343      1,181
Other deposits                                  1,173      1,143       1,366       2,365      1,566      1,456      1,541
Foreign deposits                                4,319      3,128       2,679       1,715      1,052        859      1,365
                                             -------------------------------------------------------------------------------
  TOTAL DEPOSITS                             $ 57,908   $ 52,069   $  52,725    $ 53,918   $ 51,749   $ 53,179   $ 54,230
                                             ===============================================================================

SELECTED RATIOS

Average loans to deposits                      116.81%    120.27%     109.41%     101.50%     98.36%     94.30%     90.43%
Average loans to core deposits                 141.55     136.12      122.76      113.56     107.08     101.27      97.80
Average loans to earning assets                 79.73      80.51       75.78       76.28      78.00      77.71      74.48
Average securities to earning assets            10.27      15.41       19.71       19.38      20.04      20.71      23.78

                                                1994        1993       1992       1991
                                             --------------------------------------------
AVERAGE LOANS

Commercial                                   $  12,990    $ 13,001   $ 13,504   $ 14,329
Real estate - commercial                         5,924       5,667      4,968      4,579
Real estate - residential                        9,900       8,949      8,327      6,505
Consumer                                        10,956       9,496      8,955      9,304
Credit card                                      2,633       1,796      1,813      1,823
Home equity                                      1,418       1,648      1,376        927
                                             --------------------------------------------
  TOTAL LOANS                                $  43,821    $ 40,557   $ 38,943   $ 37,467
                                             ============================================
MEMO:
Mortgage loans serviced (EOP)                      n/a         n/a        n/a        n/a
Securitized credit card balances (EOP)             n/a         n/a        n/a        n/a

AVERAGE SECURITIES (AT COST)

Mortgage-backed securities                         n/a         n/a        n/a        n/a
Other investment securities                        n/a         n/a        n/a        n/a
                                             --------------------------------------------
   Total taxable securities                     14,883      14,896     13,474     10,898
Tax-exempt securities                              940       1,287      1,450      1,788
                                             --------------------------------------------
  TOTAL SECURITIES                           $  15,823    $ 16,183   $ 14,924   $ 12,686
                                             ============================================

AVERAGE DEPOSITS

Noninterest bearing deposits                 $   8,881    $  8,435   $  7,829   $  7,209
NOW and money market accounts                   14,487      14,199     13,771     12,209
Savings accounts                                 7,044       6,718      5,953      5,400
Time deposits of individuals                    18,876      18,848     20,169     19,288
                                             --------------------------------------------
    Core deposits                               49,288      48,200     47,722     44,106
Brokered retail CDs                                n/a         n/a        n/a        n/a
Other deposits                                   1,533       1,479      1,865      2,783
Foreign deposits                                 1,026         263        249        367
                                             --------------------------------------------
  TOTAL DEPOSITS                             $  51,847    $ 49,942   $ 49,836   $ 47,256
                                             ============================================

SELECTED RATIOS

Average loans to deposits                        85.03%      81.21%     78.14%     79.29%
Average loans to core deposits                   89.44       84.14      81.60      84.95
Average loans to earning assets                  72.17       70.32      69.72      71.33
Average securities to earning assets             25.90       28.06      26.72      24.15

n/a - Not available

                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                               2001       2000        1999        1998       1997       1996       1995
                                             -------------------------------------------------------------------------------
Per common share:
Basic net income                             $   2.30   $   2.14   $    2.25    $   1.64   $   1.74   $   1.50   $   1.25
Diluted net income                               2.27       2.13        2.22        1.61       1.71       1.48       1.22
Diluted net income - adjusted*                   2.27       2.13        2.22        2.00       1.77       1.55       1.25
Originally reported diluted net income           2.27       2.13        2.22        1.61       1.83       1.64       1.48
Dividends declared                               1.16       .855       1.085         .97        .86        .94        .65
Dividends paid                                   1.16       1.14        1.06         .94        .84        .74        .65
Dividend payout ratio                           51.10%     40.14%      48.87%      60.25%     50.29%     63.51%     53.28%
Dividend yield                                   3.97       2.97        4.58        2.68       2.62       4.19       3.92
P/E  ratio                                    12.88 x    13.50 x     10.67 x     22.52 x    19.23 x    15.16 x    13.58 x

Average basic shares o/s**                    603,611    607,379     623,624     652,012    644,448    659,096    652,380
Average diluted shares o/s**                  611,937    612,625     632,452     665,720    655,465    673,098    676,476
Ending common shares o/s**                    607,355    609,189     607,058     652,655    631,395    661,725    650,964

Common stock price:
  High                                       $  32.70   $  29.75   $   37.81    $  38.75   $  33.78   $  23.63   $  16.88
  Low                                           23.69      16.00       22.13       28.47      21.25      15.31      12.63
  Close                                         29.24      28.75       23.69       36.25      32.88      22.44      16.56

Book value per common share                  $  12.15   $  11.06   $    9.39    $  10.69   $   9.75   $   9.39   $   8.77
Tangible book value per common share            10.23       9.09        7.23        8.96       8.86       8.55       7.81
Other comprehensive income (loss) per share       .12        .10        (.30)        .42        .55        .24        .34

Market to book value                            240.7%     259.9%      252.3%      339.1%     337.2%     238.8%     188.9%
Market capitalization of common stock        $ 17,759   $ 17,514   $  14,381    $ 23,659   $ 20,757   $ 14,847   $ 10,782

Common dividends declared                    $  699.8   $  519.6   $   669.7    $  637.1   $  485.8   $  511.0   $  364.6
Preferred dividends declared                      1.0        1.3         1.7         2.2         --        4.0       14.8

                                                1994        1993       1992       1991
                                             --------------------------------------------
Per common share:
Basic net income                             $    1.23    $   1.28        n/a        n/a
Diluted net income                                1.21        1.25   $    .82   $    .71
Diluted net income - adjusted*                    1.21        1.25        .82        .71
Originally reported diluted net income            1.32        1.19       1.03        .90
Dividends declared                                 .59         .53        .47        .47
Dividends paid                                     .59         .53        .47        .47
Dividend payout ratio                            48.76%      42.40%     57.32%     66.20%
Dividend yield                                    4.56        4.33       3.79       5.05
P/E  ratio                                     10.69 x      9.80 x    15.13 x    13.12 x

Average basic shares o/s**                     651,042     657,888        n/a        n/a
Average diluted shares o/s**                   674,848     691,680    677,630    641,668
Ending common shares o/s**                     652,676     665,662    653,404    608,654

Common stock price:
  High                                       $   14.50    $  14.03   $  12.41   $  10.57
  Low                                            11.88       11.56       8.97       6.97
  Close                                          12.94       12.25      12.41       9.32

Book value per common share                  $    7.43    $   7.69   $   6.53   $   6.17
Tangible book value per common share              6.52        6.96       5.93       5.49
Other comprehensive income (loss) per share       (.39)        n/a        n/a        n/a

Market to book value                             174.1%      159.3%     189.9%     150.9%
Market capitalization of common stock        $   8,444    $  8,154   $  8,105   $  5,670

Common dividends declared                    $   336.0    $  304.9        n/a        n/a
Preferred dividends declared                      15.2        22.7        n/a        n/a

*     Excludes merger charges
**    In thousands
n/a - Not available

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                 2001          2000         1999          1998         1997         1996
                                             --------------------------------------------------------------------------------
FUNDING

LONG-TERM DEBT:
Total parent company debt                    $  1,968.7    $  1,960.5   $  2,060.1    $  1,124.0   $  1,124.6   $  1,250.2
Subsidiary debt:
  Subordinated debt                             1,654.8       1,118.8      1,119.2         821.7        823.0        821.5
  Senior bank notes                             9,761.7      11,654.3      8,918.6       4,992.2      2,394.1        809.6
  Capital securities                              180.0         180.0        180.0         679.9        649.9           --
  FHLB advances and other                       3,751.0       3,231.2      2,760.1       2,071.5      1,305.6        634.2
                                             --------------------------------------------------------------------------------
      Total subsidiary debt                    15,347.5      16,184.3     12,977.9       8,565.3      5,172.6      2,265.3
                                             --------------------------------------------------------------------------------
   TOTAL LONG-TERM DEBT                      $ 17,316.2    $ 18,144.8   $ 15,038.0    $  9,689.3   $  6,297.2   $  3,515.5
                                             ================================================================================

BORROWED FUNDS:
U.S. Treasury demand notes                   $  8,190.6    $    413.9   $  9,228.2    $    753.5   $  1,644.4   $  1,056.6
Commercial paper                                  385.4         368.6        313.4         392.9        795.9        556.1
Other                                               2.7         121.2        231.0         971.5      1,824.3      1,339.5
                                             --------------------------------------------------------------------------------
   TOTAL BORROWED FUNDS                      $  8,578.7    $    903.7   $  9,772.6    $  2,117.9   $  4,264.6   $  2,952.2
                                             ================================================================================

STOCKHOLDERS' EQUITY

Preferred stock                              $       .7    $     30.0   $     30.2    $     36.1   $       --   $       --
Common stock                                    7,380.5       6,740.0      5,697.5       6,976.8      6,158.3      6,216.3
                                             --------------------------------------------------------------------------------
 TOTAL STOCKHOLDERS' EQUITY                  $  7,381.2    $  6,770.0   $  5,727.7    $  7,012.9   $  6,158.3   $  6,216.3
                                             ================================================================================

ACCUMULATED OCI, NET OF TAX:
SFAS 115 unrealized gain (loss), net         $    101.8    $     60.6   ($   179.4)   $    272.1   $    345.8   $    156.2
SFAS 133 unrealized loss, net                     (33.4)           --           --            --           --           --
SFAS 140 unrealized gain on retained
   interests in credit card trust                   3.9            --           --            --           --           --

INTANGIBLE ASSETS

Goodwill                                     $  1,086.0    $  1,124.0   $  1,210.4    $  1,043.3   $    544.9   $    510.1
Core deposit intangibles                           33.4          43.7         54.0          64.2           --          n/a
Purchased credit card relationships                 2.9           3.8          7.2          13.0         13.4          n/a
Other intangibles                                  45.1          29.8         34.8           5.7          4.7          n/a
                                             --------------------------------------------------------------------------------
  TOTAL INTANGIBLE ASSETS                    $  1,167.4    $  1,201.3   $  1,306.4    $  1,126.2   $    563.0   $    560.5
                                             ================================================================================

Carrying value of mortgage servicing rights  $  1,135.7    $    999.7   $    785.0    $    564.0   $    262.6   $    156.6


RISK-BASED CAPITAL

Tier 1 capital                               $  6,268.7    $  5,636.5   $  4,828.0    $  5,726.1   $  5,435.1   $  5,571.5
Total risk-based capital                       10,135.4       9,191.1      8,190.2       8,493.7      8,013.4      8,132.3
Risk-weighted assets                           89,366.5      80,274.9     73,027.4      72,060.5     60,874.7     56,238.2

Tier 1 capital ratio                               7.01%         7.02%        6.61%         7.95%        8.93%        9.85%
Total risk-based capital ratio                    11.34         11.45        11.22         11.79        13.16        14.39
Leverage ratio                                     6.38          6.70         5.72          6.94         7.58         7.87

STOCK REPURCHASE ACTIVITY

Number of share repurchased                         9.3           2.5         52.6          10.0         36.2          n/a
Average price of repurchased shares          $    17.84    $    21.76   $    32.51    $    34.77   $    40.98          n/a
Total cost                                        166.2          54.4      1,710.1         347.7        202.9          n/a

SELECTED RATIOS AND OTHER

Debt to equity                                   234.60%       268.02%      262.55%       138.16%      102.26%       56.55%
Debt to total capitalization                      70.11         72.83        72.42         58.01        50.56        36.12
Equity to assets                                   6.98          7.65         6.57          7.95         8.13         8.53
Common equity to assets                            6.97          7.61         6.54          7.91         8.13         8.53
Equity to assets (tangible)*                       5.94          6.38         5.15          6.76         7.44         7.82
Common equity to assets (tangible)*                5.94          6.34         5.12          6.72         7.44         7.82

Minority interest                            $     58.3    $     46.6   $     40.0    $     43.8   $     43.2   $     46.8

                                                 1995         1994         1993         1992         1991
                                             ---------------------------------------------------------------
FUNDING

LONG-TERM DEBT:
Total parent company debt                    $  1,373.7   $  1,157.7   $    742.2   $    671.3   $    578.8
Subsidiary debt:
  Subordinated debt                                 n/a          n/a          n/a          n/a          n/a
  Senior bank notes                                 n/a          n/a          n/a          n/a          n/a
  Capital securities                                n/a          n/a          n/a          n/a          n/a
  FHLB advances and other                           n/a          n/a          n/a          n/a          n/a
                                             ---------------------------------------------------------------
      Total subsidiary debt                     2,141.6      1,535.5        773.0        592.8        201.6
                                             ---------------------------------------------------------------
   TOTAL LONG-TERM DEBT                      $  3,515.3   $  2,693.2   $  1,515.2   $  1,264.1   $    780.4
                                             ---------------------------------------------------------------


BORROWED FUNDS:
U.S. Treasury demand notes                          n/a          n/a          n/a          n/a          n/a
Commercial paper                                    n/a          n/a          n/a          n/a          n/a
Other                                               n/a          n/a          n/a          n/a          n/a
                                             ---------------------------------------------------------------
   TOTAL BORROWED FUNDS                      $  1,988.1          n/a          n/a          n/a          n/a
                                             ---------------------------------------------------------------

STOCKHOLDERS' EQUITY

Preferred stock                              $    185.4   $    187.6   $    198.3   $    312.6   $    402.6
Common stock                                    5,706.4      4,851.0      5,120.0      4,269.0      3,756.0
                                             ---------------------------------------------------------------
 TOTAL STOCKHOLDERS' EQUITY                  $  5,891.8   $  5,038.6   $  5,318.3   $  4,581.6   $  4,158.6
                                             ===============================================================
ACCUMULATED OCI, NET OF TAX:
SFAS 115 unrealized gain (loss), net         $    222.4   ($   254.7)          --           --           --
SFAS 133 unrealized loss, net                        --           --           --           --           --
SFAS 140 unrealized gain on retained
   interests in credit card trust                    --           --           --           --           --

INTANGIBLE ASSETS

Goodwill                                     $    547.0   $    508.1   $    404.0   $    297.0   $    308.2
Core deposit intangibles                            n/a          n/a          n/a          n/a          n/a
Purchased credit card relationships                 n/a          n/a          n/a          n/a          n/a
Other intangibles                                   n/a          n/a          n/a          n/a          n/a
                                             ---------------------------------------------------------------
  TOTAL INTANGIBLE ASSETS                    $    623.7   $    596.5   $    483.8   $    396.5   $    416.8
                                             ---------------------------------------------------------------

Carrying value of mortgage servicing rights  $    125.8   $     92.8   $     75.0   $     89.5   $     85.0


RISK-BASED CAPITAL

Tier 1 capital                                      n/a          n/a          n/a          n/a          n/a
Total risk-based capital                            n/a          n/a          n/a          n/a          n/a
Risk-weighted assets                                n/a          n/a          n/a          n/a          n/a

Tier 1 capital ratio                               9.25%        8.91%        9.38%        9.48%        8.56%
Total risk-based capital ratio                    13.30        12.26        12.16        11.90        10.65
Leverage ratio                                     7.08         6.95         7.20         6.92         6.63

STOCK REPURCHASE ACTIVITY

Number of share repurchased                         n/a          n/a          n/a          n/a          n/a
Average price of repurchased shares                 n/a          n/a          n/a          n/a          n/a
Total cost                                          n/a          n/a          n/a          n/a          n/a

SELECTED RATIOS AND OTHER

Debt to equity                                    59.66%       53.45%       28.49%       27.59%       18.77%
Debt to total capitalization                      37.37        34.83        22.17        21.62        15.80
Equity to assets                                   7.95         7.15         8.01         7.33         6.77
Common equity to assets                            7.70         6.89         7.71         6.83         6.11
Equity to assets (tangible)*                       7.17         6.36         7.33         6.74         6.13
Common equity to assets (tangible)*                6.91         6.09         7.03         6.24         5.47

Minority interest                                    --           --           --           --           --

*     Period-end less intangible assets
n/a - Not available

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              NET INTEREST MARGIN

                                                           2001        2000        1999        1998        1997        1996
                                                      -----------------------------------------------------------------------------
Earning Assets
  Loans*                                                   7.77%       8.88%       8.22%       8.49%       8.73%       8.81%
  Securities                                               6.20        6.36        6.32        6.56        6.61        6.54
  Other earning assets                                     6.29        7.85        5.63        6.02        6.41        5.45
RATE ON EARNING ASSETS                                     7.60        8.49        7.82        8.08        8.28        8.30

INTEREST BEARING LIABILITIES
  Core deposits                                            2.89        4.43        3.79        4.19        4.21        4.20
  Purchased deposits                                       3.91        6.23        5.05        5.27        5.14        5.07
  Other purchased funding                                  4.49        6.42        4.67        5.57        5.79        5.81
RATE ON INTEREST BEARING LIABILITIES                       4.08        5.36        4.45        4.59        4.62        4.54

NET INTEREST SPREAD                                        3.52        3.13        3.37        3.49        3.66        3.76
Contribution of noninterest bearing sources of funds        .57         .72         .62         .62         .71         .71
                                                      -----------------------------------------------------------------------------
NET INTEREST MARGIN                                        4.09%       3.85%       3.99%       4.11%       4.37%       4.47%
                                                      =============================================================================

                                                      1995         1994         1993        1992        1991
                                                      -------------------------------------------------------
Earning Assets
  Loans*                                              8.95%        8.33%        8.46%       9.13%      10.38%
  Securities                                          6.22         5.93         6.07        7.23        8.64
  Other earning assets                                5.86         3.97         3.87        4.37        7.16
RATE ON EARNING ASSETS                                8.26         7.64         7.71        8.44        9.78

INTEREST BEARING LIABILITIES
  Core deposits                                       4.33         3.48         3.55        4.67        5.96
  Purchased deposits                                  5.70         4.13         3.26        3.99        6.22
  Other purchased funding                             6.12         4.69         3.77        4.37        6.09
RATE ON INTEREST BEARING LIABILITIES                  4.69         3.66         3.55        4.39        5.99

NET INTEREST SPREAD                                   3.57         3.98         4.16        4.05        3.78
Contribution of noninterest bearing sources of funds   .67          .55          .55         .63         .81
                                                      -------------------------------------------------------
NET INTEREST MARGIN                                   4.24%        4.53%        4.71%       4.68%       4.59%
                                                      =======================================================

* Includes loans held for sale or securitization

                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                                           2001        2000        1999        1998        1997        1996
                                                      ------------------------------------------------------------------------
Deposit service charges                               $   469.3   $   442.8   $   420.4   $   384.9   $   359.3   $   323.6
Item processing revenue                                   464.6       439.4       441.7       484.5       393.1       364.5
Trust and investment mgmt. fees                           319.8       334.6       325.9       311.1       278.8       255.6
Mortgage banking revenue                                  199.2       479.0       389.3       327.2       158.5       109.7
Card-related fees                                         169.5       161.0       166.8       201.2       205.6       191.3
Ineffective hedge and other derivative
   gains (losses), net                                    362.9        18.2        17.8        22.5         7.0         3.7
Other service fees                                        115.2       103.5        90.4        91.9        93.9        74.9
Brokerage revenue                                          97.5        98.2       104.0        90.5        75.4        65.1
All other                                                 335.0       350.7       286.1       265.9       194.7       140.1
                                                      ------------------------------------------------------------------------
  FEES AND OTHER INCOME                                 2,533.0     2,427.4     2,242.4     2,179.7     1,766.4     1,528.5
Securities gains, net                                     144.8        56.9       138.4       134.5        81.2       108.7
                                                      ------------------------------------------------------------------------
 TOTAL  NONINTEREST INCOME                            $ 2,677.8   $ 2,484.2   $ 2,380.8   $ 2,314.2   $ 1,847.6   $ 1,637.2
                                                      ========================================================================

                                                           1995         1994         1993        1992        1991
                                                      ------------------------------------------------------------
Deposit service charges                               $   292.8    $   279.9    $   270.4   $   257.4   $   235.1
Item processing revenue                                   327.9        312.4        268.0       194.2       166.9
Trust and investment mgmt. fees                           238.2        225.9        216.5       205.4       195.2
Mortgage banking revenue                                   98.3        106.9        106.1        81.3        53.4
Card-related fees                                         155.4        159.2        154.2       155.8       124.4
Ineffective hedge and other derivative
   gains (losses), net                                     (2.0)         (.9)         9.1         6.5         5.5
Other service fees                                         70.4         57.6         41.3        39.0        42.1
Brokerage revenue                                          41.6         28.9         20.2         8.9         6.1
All other                                                 109.1        103.6        116.3       150.1       128.1
                                                      ------------------------------------------------------------
  FEES AND OTHER INCOME                                 1,331.7      1,273.5      1,202.1     1,098.6       956.8
Securities gains, net                                      42.4         35.6         58.6       100.0        49.7
                                                      ------------------------------------------------------------
 TOTAL  NONINTEREST INCOME                            $ 1,374.1    $ 1,309.1    $ 1,260.7   $ 1,198.6   $ 1,006.5
                                                      ============================================================

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

                                                           2001        2000        1999        1998        1997        1996
                                                      ------------------------------------------------------------------------
Salaries, benefits, and other personnel               $ 1,710.3   $ 1,627.3   $ 1,558.4   $ 1,594.8   $ 1,449.4   $ 1,379.8
Equipment                                                 239.0       229.5       209.8       212.9       204.9       193.6
Net occupancy                                             212.8       209.2       202.1       202.7       193.6       197.0
Third-party services                                      203.8       197.5       193.1       226.3       176.1       196.9
Card-related fees                                         198.9       167.7       149.3       139.4       126.1       118.8
Intangibles amortization                                   85.6        88.0        75.4        65.2        49.1        63.0
Telephone                                                  84.6        81.3        74.0        75.0        63.4        59.7
Postage                                                    72.7        71.6        70.6        75.7        72.6        69.4
Marketing and public relations                             71.3        83.7        64.5        63.6        69.1       104.5
Travel and entertainment                                   57.6        59.5        51.8        52.6        47.3        44.7
Supplies                                                   55.6        49.8        55.3        65.8        57.9        68.9
State and local taxes                                      52.4        39.1        52.7        45.7        48.0        48.5
FDIC assessments                                            9.8         9.7         8.1         6.8         9.3        34.5
OREO expense, net                                           8.4          .5         1.2         9.0         9.8        10.7
All other                                                 282.1       269.5       216.2       162.2       150.1       135.8
                                                      ------------------------------------------------------------------------
 NONINTEREST EXPENSE                                    3,344.9     3,183.9     2,982.5     2,997.7     2,726.7     2,725.8
Merger charges                                               --          --          --       379.4        65.9        74.7
                                                      ------------------------------------------------------------------------
 TOTAL NONINTEREST EXPENSE                            $ 3,344.9   $ 3,183.9   $ 2,982.5   $ 3,377.1   $ 2,792.6   $ 2,800.5
                                                      ========================================================================

                                                           1995         1994         1993        1992        1991
                                                      ------------------------------------------------------------
Salaries, benefits, and other personnel               $ 1,311.3    $ 1,262.3    $ 1,193.8   $ 1,207.9   $ 1,114.4
Equipment                                                 186.9        178.4        168.4       177.9       168.2
Net occupancy                                             189.2        182.7        181.9       182.9       170.9
Third-party services                                      198.5        165.4        160.4       174.0       150.5
Card-related fees                                         107.8        109.8         97.2        75.6        61.9
Intangibles amortization                                   63.1         52.9         48.7        88.8        53.4
Telephone                                                  56.8         52.9         48.2        42.5        41.6
Postage                                                    66.6         62.4         61.9        61.9        60.4
Marketing and public relations                             81.6         71.5         66.5        48.0        45.9
Travel and entertainment                                   36.7         36.5         35.2        23.3        20.9
Supplies                                                   61.3         59.6         62.2        58.3        54.8
State and local taxes                                      48.1         50.7         49.8        46.1        44.0
FDIC assessments                                           94.4        112.8        113.9       111.9        97.4
OREO expense, net                                           5.9         13.5         38.5        73.3        70.7
All other                                                 181.6        223.7        213.2       224.6       153.5
                                                      ------------------------------------------------------------
 NONINTEREST EXPENSE                                    2,689.8      2,635.1      2,539.8     2,597.0     2,308.5
Merger charges                                             24.2           --           --          --          --
                                                      ------------------------------------------------------------
 TOTAL NONINTEREST EXPENSE                            $ 2,714.0    $ 2,635.1    $ 2,539.8   $ 2,597.0   $ 2,308.5
                                                      ============================================================

                                    UNAUDITED
                           NATIONAL CITY CORPORATION
                    LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                ($ IN MILLIONS)

                                                             2001        2000        1999        1998       1997        1996
                                                           ----------------------------------------------------------------------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance                              $  928.6    $  970.5    $  970.2    $  941.9   $  958.7    $  947.0
Provision                                                     605.3       286.8       249.7       201.4      225.4       239.9
Allowance related to loans acquired (sold or securitized)     (74.0)      (42.4)         .1        27.4      (19.5          .1
Net charge-offs:
  Commercial                                                  183.0        78.5        61.7        18.3       35.6        27.0
  Real estate - commercial                                     10.3         2.9        (1.8)        2.0         .9         2.1
  Real estate - residential                                    58.7        23.6        15.0        16.0       12.3        11.8
  Consumer                                                    124.4        94.4        92.1        83.1       80.3        89.0
  Credit card                                                  75.2        83.4        79.6        75.9       90.6        94.8
  Home equity                                                  11.0         3.5         2.9         5.4        3.0         3.6
                                                           ----------------------------------------------------------------------
Total net charge-offs                                         462.6       286.3       249.5       200.5      222.7       228.3
                                                           ----------------------------------------------------------------------
Ending loan loss allowance                                 $  997.3    $  928.6    $  970.5    $  970.2   $  941.9    $  958.7
                                                           ======================================================================

MEMO:
Net charge-offs on securitized credit
  card balances                                            $   50.2    $   16.8    $   27.9    $   45.1   $   45.5         n/a

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS

Commercial                                                      .67%        .32%        .28%        .09%       .21%        .18%
Real estate - commercial                                        .15         .05        (.03)        .03        .01         .03
Real estate - residential                                       .42         .20         .15         .15        .11         .10
Consumer                                                       1.02         .71         .67         .66        .71         .78
Credit card                                                    3.48        3.43        3.93        4.08       4.37        4.23
Home equity                                                     .21         .08         .09         .17        .11         .16
                                                           ----------------------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                         .68%        .46%        .43%        .37%       .44%        .46%
                                                           ======================================================================

MEMO:
Securitized credit card portfolio                              5.19%       3.54%       4.63%       5.28%      5.23%        n/a

                                                             1995       1994       1993       1992       1991
                                                           -----------------------------------------------------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance                              $  934.6   $  874.0   $  799.5   $  743.4   $  676.2
Provision                                                     205.0      195.9      227.8      304.6      393.9
Allowance related to loans acquired (sold or securitized)      11.6       21.2       50.7       19.1       43.8
Net charge-offs:
  Commercial                                                   27.8       25.2       54.0       92.4      158.2
  Real estate - commercial                                      4.0        5.5        1.7         --       (1.9)
  Real estate - residential                                    17.8       23.1       33.4       34.9       47.5
  Consumer                                                     65.4       33.7       43.5       66.0       97.7
  Credit card                                                  88.3       68.3       70.4       74.1       68.4
  Home equity                                                    .9         .7        1.0         .2         .6
                                                           -----------------------------------------------------
Total net charge-offs                                         204.2      156.5      204.0      267.6      370.5
                                                           -----------------------------------------------------
Ending loan loss allowance                                 $  947.0   $  934.6   $  874.0   $  799.5   $  743.4
                                                           =====================================================

MEMO:
Net charge-offs on securitized credit
  card balances                                                 n/a        n/a        n/a        n/a        n/a

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS

Commercial                                                      .20%       .19%       .42%       .68%      1.10%
Real estate - commercial                                        .06        .09         --         --         --
Real estate - residential                                       .15        .23        .37        .42        .73
Consumer                                                        .56        .31        .46        .74       1.05
Credit card                                                    3.37       2.59       3.92       4.09       3.75
Home equity                                                     .04        .05        .06        .01        .06
                                                           -----------------------------------------------------
  TOTAL NET CHARGE-OFFS                                         .42%       .35%       .50%       .69%       .99%
                                                           =====================================================

MEMO:
Securitized credit card portfolio                               n/a        n/a        n/a        n/a        n/a

n/a - Not available

                              NONPERFORMING ASSETS
                                ($ IN MILLIONS)

                                                             2001        2000        1999        1998       1997        1996
                                                           ----------------------------------------------------------------------
NONPERFORMING ASSETS

Commercial                                                 $  364.2    $  183.2    $  130.4    $   95.8   $  110.0         n/a
Real estate - commercial                                       63.9        67.0        68.5        66.1       63.5         n/a
Real estate - residential                                     165.9       118.8        70.3        56.7       64.3         n/a
                                                           ----------------------------------------------------------------------
   Total nonperforming loans                                  594.0       369.0       269.2       218.6      237.8       233.7
Other real estate owned                                        64.3        33.3        19.9        29.9       35.5        48.7
                                                           ----------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                               $  658.3    $  402.3    $  289.1    $  248.5   $  273.3    $  282.4
                                                           ======================================================================

Loans 90+ days past due                                    $  541.7    $  341.8    $  230.0    $  209.5   $  136.1    $  133.8
                                                           ======================================================================

Renegotiated Loans*:
Commercial                                                       --    $     .1    $     .2    $     .4   $    1.1    $    3.5
Real estate related                                              --          .2         1.8         2.6        4.4         6.1
                                                           ----------------------------------------------------------------------
  Total renegotiated loans                                       --    $     .3    $    2.0    $    3.0   $    5.5    $    9.6


NPAs to loans and OREO                                          .97%        .61%        .48%        .43%       .53%        .56%
NPAs to total assets                                            .62         .45         .33         .28        .36         .39
Loan loss allowance to nonperforming loans                   167.90      251.65      360.51      443.82     396.07      410.22
Loan loss allowance to loans                                   1.47        1.42        1.61        1.67       1.81        1.90

                                                             1995       1994       1993       1992       1991
                                                           -----------------------------------------------------
NONPERFORMING ASSETS

Commercial                                                      n/a        n/a        n/a        n/a        n/a
Real estate - commercial                                        n/a        n/a        n/a        n/a        n/a
Real estate - residential                                       n/a        n/a        n/a        n/a        n/a
                                                           -----------------------------------------------------
   Total nonperforming loans                                  303.9      279.2      401.5      520.1      729.7
Other real estate owned                                        52.5       87.4      164.6      270.3      254.9
                                                           -----------------------------------------------------
  TOTAL NONPERFORMING ASSETS                               $  356.4   $  366.6   $  566.1   $  790.4   $  984.6
                                                           =====================================================

Loans 90+ days past due                                    $   92.8   $   69.5   $   91.6   $   97.3   $  141.2
                                                           =====================================================

Renegotiated Loans*:
Commercial                                                 $   10.6   $    2.8   $    4.4   $    7.5   $   11.6
Real estate related                                             5.9        8.9       17.1       24.0       31.6
                                                           -----------------------------------------------------
  Total renegotiated loans                                 $   16.5   $   11.7   $   21.5   $   31.5   $   43.2


NPAs to loans and OREO                                          .71%       .77%      1.31%      1.98%      2.53%
NPAs to total assets                                            .48        .55        .90       1.30       1.71
Loan loss allowance to nonperforming loans                   311.62     334.74     217.68     153.72     101.88
Loan loss allowance to loans                                   1.89       1.97       2.03       2.01       1.92

* Renegotiated loans are included in nonperforming loans n/a - Not available

                                                                         Annex C


                                NATIONAL CITY(R)


                                 FOURTH QUARTER
                                       AND
                                  YEAR-END 2001

                            INVESTOR CONFERENCE CALL


                                                                NATIONAL CITY(R)
                                                                ----------------
                                                                nationalcity.com

FORWARD-LOOKING STATEMENTS


THE CONFERENCE CALL AND DISCUSSION INCLUDING RELATED QUESTIONS AND ANSWERS MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS (AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) INCLUDING THOSE REFERENCING ANY FUTURE FINANCIAL PERFORMANCE THAT ARE BASED ON THE BELIEFS OF NATIONAL CITY'S MANAGEMENT AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO NATIONAL CITY'S MANAGEMENT. SUCH STATEMENTS REFLECT THE VIEW OF NATIONAL CITY'S MANAGEMENT AS OF THE DATE OF PREPARATION OF THIS PRESENTATION. SUCH FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES, INCLUDING CHANGES IN GENERAL ECONOMIC AND FINANCIAL MARKET CONDITIONS, AND THE CORPORATION'S ABILITY TO EXECUTE ITS BUSINESS PLANS. OTHER FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES ARE CHANGES IN COMPETITIVE CONDITIONS AND CONSOLIDATION IN THE FINANCIAL SERVICES INDUSTRY. ALTHOUGH NATIONAL CITY BELIEVES THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS MAY DIFFER MATERIALLY.

                                                                NATIONAL CITY(R)
                                                                ----------------
                                                                nationalcity.com

TEN LARGEST NPAS
AS OF DECEMBER 31, 2001

$000S                                                                  AMOUNT              %
INDUSTRY                         CLASSIFICATION                      OUTSTANDING      TOTAL NPAS
--------                         --------------                      -----------      ----------
HEALTHCARE                       NON RESIDENTIAL REAL ESTATE/
                                 COMMERCIAL                            $ 15,170        2.3%
CONSTRUCTION MATERIALS           COMMERCIAL                              13,147        2.0%
LODGING                          NON RESIDENTIAL REAL ESTATE             12,402        1.9%
DISTRIBUTOR                      COMMERCIAL                              10,535        1.6%
MANUFACTURING/TEXTILES           COMMERCIAL                              10,105        1.5%
MANUFACTURING/TEXTILES           COMMERCIAL                               9,984        1.5%
MANUFACTURING/AUTO               COMMERCIAL                               9,927        1.5%
MANUFACTURING/TELECOMM           COMMERCIAL                               9,693        1.5%
TRANSPORTATION                   COMMERCIAL                               9,318        1.4%
MANUFACTURING/AUTO               COMMERCIAL                               8,953        1.4%
                                                                       --------       -----
                                                                       $109,234       16.6%
TOTAL NONPERFORMING ASSETS                                             $658,255       100.0% 97 BPS*

*AS A PERCENTAGE OF PERIOD-END LOANS AND OTHER REAL ESTATE OWNED


                                                                NATIONAL CITY(R)
                                                                ----------------
                                                                nationalcity.com

NPAS BY CATEGORY
AS OF DECEMBER 31, 2001


                                  [PIE CHART]

                    REAL ESTATE RESIDENTIAL         25.2%
                    OREO                             9.8%
                    REAL ESTATE CONSTRUCTION         2.1%
                    NON RESIDENTIAL REAL ESTATE      9.7%
                    COMMERCIAL                      53.2%
                    -------------------------------------
                              TOTAL $658.3 MILLION
                    -------------------------------------

                                                                NATIONAL CITY(R)
                                                                ----------------
                                                                nationalcity.com